EXHIBIT 10Z
SETTLEMENT AGREEMENT
This Settlement Agreement (this “Agreement”) is made by and between Mike Rutti (“Rutti”), Gerson Anaya (“Anaya”), Christian Furtado (“Furtado”), and James Hamilton (“Hamilton”) (collectively, “Plaintiffs”); Righetti Glugoski, P.C. (“R-G”); and LoJack Corporation (“LoJack”). Unless the context indicates otherwise, Plaintiffs, R-G, and LoJack collectively are referred to in this Agreement as the “Parties.”
I.DEFINITIONS
In addition to other terms defined in this Agreement, the terms below have the following meaning in this Agreement:

A.
“Rutti I” means the action entitled “Mike Rutti et al. vs. LoJack Corporation, Inc.,” No. SA-CV-06-0350 DOC (JCx), commenced on August 5, 2006, by Rutti against LoJack in the U.S. District Court for the Central District of California (the “District Court”).

B.
“Rutti I Appeal” means the appeal noticed by LoJack on August 29, 2012, from the District Court’s order and judgment awarding attorneys’ fees to R-G (Rutti I, Docket Nos. 295, 297, and 298) and pending before the U.S. Court of Appeals for the Ninth Circuit (the “Ninth Circuit”) entitled “Mike Rutti et al. v. LoJack Corporation,” No. 12-56591.

C.
“Rutti II” means the action entitled “Mike Rutti et al. v. LoJack Corporation, Inc.,” No. BC381043, commenced on November 20, 2007, by Rutti and Anaya against LoJack in the Los Angeles County Superior Court of California (the “Superior Court”).

D.	“Settlement” means the disposition of Rutti II, the attorneys’ fees claim in Rutti I, and all related claims effectuated by this Agreement.

E.	“Class Period” means the period of time from April 5, 2002, to the date of Preliminary Approval of the Settlement.

F.
“Class” means all persons who have worked or who currently work for LoJack in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, to the date of Preliminary Approval of the Settlement.

G.	“Class Members” means all members of the Class.

H.	“Current Employee Class Members” means Class Members who are employed by LoJack on the date of Preliminary Approval of the Settlement.

I.	“Former Employee Class Members” means Class Members who are not employed by LoJack on the date of Preliminary Approval of the Settlement.

J.	“Bankrupt Class Members” means those Class Members who filed for bankruptcy during or after their employment at LoJack in a class position.

K.	“Non-Participating Class Member” means a Class Member who submits a valid and timely Election Not to Participate in Settlement.

L.	“Participating Class Member” means a Class Member who does not submit a valid and timely Election Not to Participate in Settlement.

M.	“Settlement Administrator” means the administrator proposed by the Parties and appointed by the Superior Court to administer the Settlement.

N.	“Class Notice” means the Notice of Proposed Class Action Settlement and Final Approval Hearing as evidenced by Exhibit A to this Agreement.

O.
“Class Notice Packet” means the Class Notice, (as applicable) the Claim Form for Settlement Share or the Class Member Settlement Information Sheet, and the form of Election Not to Participate in Settlement.

P.
“Compensable Workweek” means for each Class Member the number of calendar days during the Class Period that the Class Member was employed by LoJack in a class position in California (excluding periods of leaves of absence of longer than 21 calendar days), divided by seven, and rounded to four decimal places.

Q.	“Maximum Settlement Amount” means the maximum amount of $8,100,000 that LoJack may be obligated to pay in connection with the Settlement of Rutti II provided by this Agreement.

R.
“Maximum Net Settlement Amount” means the Maximum Settlement Amount, less (i) the Class Representative Payments as approved by the Superior Court; (ii) the Special Anaya Settlement Payment as approved by the Superior Court; (iii) the Class Counsel Fees Payment and the Class Counsel Litigation Expenses Payment as approved by the Superior Court; (iv)  the payment to the California Labor and Workforce Development Agency as approved by the Superior Court; (v) the Settlement Administrator’s reasonable fees and expenses as approved by the Superior Court; and (vi)  any other fees or expenses (other than attorneys’ fees and expenses) incurred in implementing the terms and conditions of this Agreement and securing dismissal of Rutti II as approved by the Superior Court. To the extent the Superior Court awards less than the amounts requested for the Class Representative Payments, the Special Anaya Settlement Payment, the Class Counsel Fees Payment, the Class Counsel Litigation Expenses Payment, or Settlement Administrator’s reasonable fees and expenses, the balance will be retained as part of the Maximum Net Settlement Amount.

S.	“Minimum Net Settlement Amount” means the minimum amount that will be allocated to Settlement Shares.

T.	“Net Settlement Amount” means the amount allocated to Settlement Shares.

U.	“Settlement Share” means the portion of the Net Settlement Amount allocable to each Participating Class Member and/or his bankruptcy trustee as provided by this Agreement.

V.	“Net Settlement Share” means the Settlement Share less the employer’s share of applicable taxes and less any other required tax withholdings or deductions.

W.
“Class Representative Payments” means the special payments made to Rutti, Furtado, and Hamilton in their capacities as Class Representatives to compensate them for initiating Rutti II, performing work in support of Rutti II, and undertaking the risk of liability for attorneys’ fees and expenses in the event they were unsuccessful in the prosecution of Rutti II.

X.	“Special Anaya Settlement Payment” means the special payment made to Anaya to secure his full release of claims.

Y.	“Class Counsel” means Matthew Righetti, John Glugoski, and R-G.

Z.
“Class Counsel Fees Payment” and “Class Counsel Litigation Expenses Payment” mean the amounts awarded to Class Counsel by the Superior Court to compensate them for, respectively, their fees and expenses in connection with Rutti II, including their pre-filing investigation, their filing of Rutti II and all related litigation activities, this Settlement, and all post-Settlement compliance procedures.

AA.	“LoJack’s Counsel” means Jeffrey D. Wohl, Ryan C. Hess, and Michele A. Freedenthal of Paul Hastings LLP and Daniel B. Chammas of Venable LLP.

BB.	“Preliminary Approval of the Settlement” means the Superior Court’s preliminary approval of the Settlement without material change.
CC.     “Final” means the last of the following dates, as applicable:

1.	The last date on which a notice of appeal from the Judgment may be filed, and none is filed.

2.	If a timely appeal from the Judgment is filed, the last of the following dates:

a.	the last date by which a petition for review by the California Supreme Court of the California Court of Appeal’s decision affirming the Judgment may be filed, and none is filed;

b.
the last date by which a petition for a writ of certiorari to the U.S. Supreme Court of a decision by the California Court of Appeal or the California Supreme Court affirming the Judgment may be filed, and none is filed;

c.
if a petition for review by the California Supreme Court, or a petition for a writ of certiorari to the U.S. Supreme Court, seeking review of the Judgment or of the California Court of Appeal’s decision on an appeal from the Judgment is timely filed, the date on which the highest reviewing court renders its decision denying the petition (where the immediately lower court affirmed the Judgment) or affirming the Judgment.

DD.	“Final Approval Hearing” means the hearing to be conducted by the Superior Court to determine whether to approve finally and implement the terms of this Agreement.

EE.	“Judgment” means the Order of Final Judgment and Dismissal with Prejudice entered by the Superior Court in the form evidenced by Exhibit F to this Agreement.

FF.	“Effective Date” means the date by which all of the following have occurred:

1.	LoJack has not voided this Settlement pursuant to section III.H.7.;

2.	this Agreement is approved by the Judgment; and

3.	the Judgment becomes Final.
II.    RECITALS

A.
On August 5, 2006, Rutti commenced Rutti I on behalf of himself and all other individuals allegedly similarly situated to him with respect to the claims he asserted. In Rutti I, Rutti alleged that LoJack failed to pay for all hours worked in violation of the federal Fair Labor Standards Act (“FLSA”) and California law; that LoJack failed to provide meal and rest periods under California law; that LoJack failed to reimburse for business-related expenses; that LoJack failed to pay all wages that allegedly were due upon termination of employment; and that in engaging in these alleged practices, LoJack also violated California Business and Professions Code section 17200. Several of Rutti’s claims in Rutti I claims were dismissed on summary judgment; however, Rutti appealed and summary judgment was reversed on several claims. While the appeal was pending, the District Court dismissed the remaining California Labor Code claims for lack of subject-matter jurisdiction, resulting in the filing of Rutti II discussed below. Rutti I then proceeded only as an FLSA case on behalf of individuals not members of the Class. Eventually the case was settled, other than R-G’s claim for attorneys’ fees and costs, on which the District Court awarded $900,518 and from which award LoJack noticed the Rutti I appeal.

B.
After dismissal of the state-law claims in Rutti I, on November 20, 2007, Rutti and Anaya commenced Rutti II on behalf of themselves and all other individuals allegedly similarly situated to them with respect to the claims they asserted. In Rutti II, Rutti and Anaya alleged that LoJack failed to pay for all hours worked in violation of California law; that LoJack failed to provide meal and rest periods under California law; that LoJack failed to reimburse for business-related expenses in accordance with California Labor Code section 2802; that LoJack failed to timely pay to all wages that allegedly were due upon termination of employment; and that in engaging in these alleged practices, LoJack violated California Business and Professions Code section 17200.

C.	Subsequently, Furtado and Hamilton were joined as plaintiffs in Rutti II.

D.
On December 31, 2007, LoJack answered the complaint in Rutti II. LoJack denied and continues to deny all of Plaintiffs’ material allegations. Specifically, LoJack contends that it paid for all hours worked; that it provided meal and rest periods; that it reimbursed for all business-related expenses in accordance with California Labor Code section 2802; that it did not fail to pay all wages due upon termination of employment; and that it did not engage in practices that violated California Business and Professions Code section 17200.

E.
On September 24, 2009, and July 29, 2011, the Superior Court certified classes in Rutti II with respect to various claims for off-the-clock work, missed rest periods, and failure to reimburse expenses for the period from April 5, 2003, to the present; claims for missed meal periods for the period from April 5, 2003, to around December 2006; and claims for unfair competition for the period from April 5, 2002, to the present, and appointed Rutti, Furtado, and Hamilton as class representatives and R-G, as Class Counsel.

F.
Both before and after class certification, the Parties engaged in extensive discovery in Rutti II, including depositions, interrogatories, and document requests. In addition, LoJack filed an appeal of the class certification order, a motion for decertification of the class, a motion to modify the class definition, and a motion for summary judgment or summary adjudication intended to dismiss all the claims of many Class Members based on their bankruptcies and releases of claims, and to dismiss many claims of the remaining Class Members on a number of legal and factual grounds. Plaintiffs intended to oppose that motion, which was taken off calendar on account of the Settlement and has not been ruled upon. In addition, LoJack planned to bring a motion to decertify the classes certified by the Superior Court. Plaintiffs intended to oppose that motion, as well.

G.
During good-faith negotiations, each side, represented by its respective counsel, recognized the substantial risk of an adverse result in Rutti II, and agreed to settle Rutti II and all other matters covered by this Agreement pursuant to the terms and conditions of this Agreement. This Agreement replaces and supersedes any other agreements, understandings, or representations between the Parties.

H.
This Agreement represents a compromise and settlement of highly disputed claims. Nothing in this Agreement is intended or will be construed as an admission by LoJack that Plaintiffs’ claims in Rutti II or R-G’s claim in Rutti I have merit or that it has any liability to Plaintiffs, the Class, or R-G on those claims, or as an admission by Plaintiffs that LoJack’s defenses in Rutti II have merit.

Based on these Recitals, the Parties agree as follows:
III.    SETTLEMENT TERMS AND CONDITIONS

A.
Maximum Settlement Amount. Subject to the terms and conditions of this Agreement, the Maximum Settlement Amount that LoJack may be obligated to pay in connection with the Settlement of Rutti II is $8,100,000. This amount will cover (a) all Net Settlement Shares paid to eligible Class Members and (as applicable) their bankruptcy trustees; (b) all employer taxes applicable to the Settlement Shares (including FICA payments); (c) the Class Representative Payments and the Special Anaya Settlement Payment; (d) the Class Counsel Fees Payment and the Class Counsel Litigation Expenses Payment; (e) the Settlement Administrator’s fees and expenses; (f) the payment to the California Labor and Workforce Development Agency (the “LWDA”) for its share of the settlement of claims for civil penalties; and (g) any other fees or expenses (other than attorneys’ fees and expenses) incurred in implementing the terms and conditions of this Agreement and securing dismissal of Rutti II as approved by the Superior Court. As provided below, LoJack will pay less than the Maximum Settlement Amount if fewer than all of the Former Employee Class Members or their bankruptcy trustees choose to submit valid Claim Forms, and may be relieved of the obligation to pay any of the Maximum Settlement Amount if more than a certain number of Class Members or their bankruptcy trustees choose to opt out of the Settlement. In such a case, the Settlement will be deemed null and void, the Parties will retain any and all rights and obligations and litigation will resume as if the Settlement had never been entered into. Considered as a whole, the Settlement does not establish a fund from which claims will be paid.

B.
Minimum Net Settlement Amount. Regardless of the number of Class Members or their bankruptcy trustees who choose not to participate in the Settlement (unless LoJack exercises its right to rescission, as provided below), and regardless of the number of Former Employee Class Members or their bankruptcy trustees who do not submit valid Claim Forms, the Parties agree that not less than a Minimum Net Settlement Amount will be allocated to Settlement Shares.

1.	Calculation.

a.	First, the Total Current Employee Class Members Compensable Workweeks will be calculated by adding all Compensable Workweeks for all Current Employee Class Members.

b.
Second, the Total Adjusted Former Employee Class Member Compensable Workweeks will be calculated by adding (i) all Compensable Workweeks for all Former Employee Class Members who did not sign prior releases of claims; and (ii) one-half of all Compensable Workweeks for all Former Employee Class Members who signed prior releases of claims to account for funds received in exchange for the releases of claims. The Former Employee Class Members who signed prior releases of claims are Gregory Acevedo, Jesus Hinojos, Khamphong Noravong, Daniel Arellano, Arturo Perez Juarez, Rudy Ramirez, Julio Calderon, Omar Lopez, John Riedy, Maynard Claycomb, Jorge Loredo, Daniel Rios, Antonio Corrales, Luan Luu, Jose Serna, Albert Cruz, Rodrigo Melchor, Gary Sutton, Nelson Franco, Edwin Moz Martinez, Robert Wagner, Gilbert Gonzalez, Saul Nava, and Michael Welch.

c.
Third, the Total Adjusted Compensable Workweeks will be calculated by adding the Total Current Employee Class Member Compensable Workweeks and the Total Adjusted Former Employee Class Member Compensable Workweeks.

d.
Fourth, the Maximum Net Settlement Amount will be calculated by subtracting from the Maximum Settlement Amount (as approved by the Court) (1) the Class Representative Payments and the Special Anaya Settlement Payment; (2) the Class Counsel Fees Payment and the Class Counsel Litigation Expenses Payment; (3) the Settlement Administrator’s fees and expenses; (4) the payment to the LWDA; and (5) any other fees or expenses (other than attorneys’ fees and expenses) incurred in implementing the terms and conditions of this Agreement and securing dismissal of Rutti II as approved by the Superior Court.

e.
Fifth, the Minimum Net Settlement Amount will be calculated by adding (1) the Maximum Net Settlement Amount multiplied by the fraction produced when the Total Current Employee Class Member Compensable Workweeks are divided by the Total Adjusted Compensable Workweeks and (2) the Maximum Net Settlement Amount multiplied by the fraction produced when the Total Adjusted Former Employee Class Member Comparable Workweeks are divided by the Total Adjusted Compensable Workweeks, and then multiplied by 3/4. In other words, there will be a guaranteed payout of 100% of the Maximum Net Settlement Amount allocable to the claims of Current Employee Class Members and of 75% of the Maximum Net Settlement Amount allocable to the claims of Former Employee Class Members, based on the workweek formula set forth above.

C.	Net Settlement Amount.

1.	If all Former Employee Class Members or their bankruptcy trustees submit valid Claim Forms, the Net Settlement Amount will be the Maximum Net Settlement Amount.

2.
However, if a Former Employee Class Member or his bankruptcy trustee does not file a valid Claim Form, such Former Employee Class Member or his bankruptcy trustee will not be eligible to receive a Settlement Share, and the Settlement Share that would have been attributed to such Former Employee Class Member or his bankruptcy trustee will be deducted from the Maximum Net Settlement Amount. The amount remaining after those deductions will be the Net Settlement Amount; however, the Maximum Net Settlement Amount will not be reduced below the Minimum Net Settlement Amount.

3.
To the extent that the Net Settlement Amount is less than the Maximum Net Settlement Amount, the difference will be retained by LoJack, and neither any Plaintiff, nor any Class Member, nor Class Counsel, nor any other third party will be eligible to claim all or any part of it.

D.
Settlement Share. Subject to the terms and conditions of this Agreement, the Settlement Administrator will allocate a Settlement Share from the Net Settlement Amount to eligible Participating Class Members or their bankruptcy trustees as follows:

1.	Calculation.

a.
First, the Final Total Adjusted Compensable Workweeks will be calculated by summing: (a) all Compensable Workweeks for Current Employee Class Members who did not opt out of the Settlement and whose bankruptcy trustees did not opt out of the Settlement; (b) all Compensable Workweeks for Former Employee Class Members who did not opt out of the Settlement or whose bankruptcy trustees did not opt out of the Settlement, who did not sign prior releases of claims, and who filed valid Claim Forms or whose bankruptcy trustees filed valid Claim Forms; and (c) half of the Compensable Workweeks for Former Employee Class Members who did not opt out of the Settlement or whose bankruptcy trustee did not opt out of the Settlement, who signed prior releases of claims, and who filed valid Claim Forms or whose bankruptcy trustees filed valid Claim Forms.

b.	Each Current Employee Class Member or his bankruptcy trustee will be allocated a Settlement Share equal to the Net Settlement Amount times the Current Employee Class Member’s Compensable

Workweeks divided by the Final Total Adjusted Compensable Workweeks.

c.
Where the applicable Former Employee Class Member did not sign a prior release of claims, the Former Employee Class Member or his bankruptcy trustee will be allocated a Settlement Share equal to the Net Settlement Amount times the Former Employee Class Member’s Compensable Workweeks divided by the Final Total Adjusted Compensable Workweeks.

d.
Where the applicable Former Employee Class Member signed a prior release of claims, the Former Employee Class Member or his bankruptcy trustee will be allocated a Settlement Share equal to half of the Net Settlement Amount times the Former Employee Class Member’s Compensable Workweeks divided by the Final Total Adjusted Compensable Workweeks.

2.	Payments to Bankrupt Class Members or Their Bankruptcy Trustees.

a.
The Bankrupt Class Members include: Edick Allahyari, Mynor Andrade, Antonio Ascencio, Daniel C. Binder, Hugo R. Bolanos, Jr., Ascary Carrillo, Gilbert Casas, Rogelio Chavez, Sergio Chavez, Joaquin G. Cocom, Vuong L. Doan, Rodolfo Flores, Jr., Eric T. Floria, Christopher Franco, Nelson Franco, Rigoberto Garcia, Robert W. Gately, III, Joel M. Hernandez, Juan Managa, Saul Nava, Dominique Nguyen, Justin A. Pinho, Adrian Reyes, Gerardo Reyes, Raul G. Sanchez, Marlon A. Sequeira, Luis Torres, Carlos Valiente, and Orlando White. The Parties will update this list prior to filing for preliminary approval of the Settlement.

b.
Where a Net Settlement Share is otherwise payable under the Settlement, the Net Settlement Share attributable to a Bankrupt Class Member who filed for bankruptcy after the end of his employment in a class position will be paid to his bankruptcy trustee, unless the Bankrupt Class Member provides the Settlement Administrator with written confirmation of abandonment by his bankruptcy trustee of the claims asserted on behalf of the Bankrupt Class Member in Rutti II. If the Bankrupt Class Member provides a written confirmation of abandonment of claims to the Settlement Administrator, and if the Net Settlement Share is otherwise payable under the Settlement, the Settlement Administrator will pay the Bankrupt Class Member’s Net Settlement Share to the Bankrupt Class Member.

c.	Where a Net Settlement Share is otherwise payable under the Settlement, the Net Settlement Share attributable to a Bankrupt Class

Member who filed for bankruptcy during his employment in a class position will be paid as follows:

(i)
For the portion of the Bankrupt Class Member’s Net Settlement Share attributable to time worked in a class position before the Bankrupt Class Member filed for bankruptcy, half of such amount will be paid to the Bankrupt Class Member and half to the Bankrupt Class Member’s bankruptcy trustee, unless the Bankrupt Class Member provides the Settlement Administrator with written confirmation of abandonment by the bankruptcy trustee of the claims asserted on behalf of the Bankrupt Class Member in Rutti II. If the Bankrupt Class Member provides a written confirmation of abandonment of the claims asserted on behalf of the Bankrupt Class Member in Rutti II to the Settlement Administrator, and if the Net Settlement Share is otherwise payable under the Settlement, the Settlement Administrator will pay the Bankrupt Class Member’s full Net Settlement Share to the Bankrupt Class Member.

(ii)
For the portion of the Bankrupt Class Member’s Net Settlement Share attributable to time worked in a class position after the Bankrupt Class Member filed for bankruptcy, 100% of such amount will be paid directly to the Bankrupt Class Member, provided that the amount is otherwise payable under the Settlement.

3.	Withholding.

a.
One-third of each Settlement Share (the “Wage Portion”) is intended to settle each Participating Class Member’s claims for unpaid wages. Accordingly, the Wage Portion will be reduced by applicable employee tax deductions and withholdings and the employer’s share of taxes applicable to the Wage Portion (including FICA payments). The Settlement Administrator will issue a Form W-2 with respect to the Wage Portion less the employer’s share of taxes applicable to it.

b.
One-third of the Settlement Share (the “Non-Wage Reimbursement Portion”) is intended to settle each Participating Class Member’s claims for reimbursement of necessary business related expenses incurred in the course and scope of employment. Accordingly, the Non-Wage Reimbursement Portion will not be reduced by tax deductions and withholdings; instead, the Settlement Administrator will issue a Form 1099 with respect to the Non-Wage Reimbursement Portion.

c.
One-third of the Settlement Share (the “Non-Wage Interest and Penalties Portion”) is intended to settle each Participating Class Member’s claims for interest on unpaid wages and unreimbursed business-related expenses and civil and statutory penalties. Accordingly, the Non-Wage Interest and Penalties Portion will not be reduced by tax deductions and withholdings; and, instead, the Settlement Administrator will issue a Form 1099 with respect to the Non-Wage Interest and Penalties Portion.

4.
Effect of Former Employee Class Members Failing to Submit Claim Forms. Former Employee Class Members or their bankruptcy trustees who fail to timely submit a valid Claim Form will receive no Settlement Share, and the Settlement Share that would have been attributed to such Class Member or his bankruptcy trustee will be deducted from the Maximum Net Settlement Amount, subject to the requirement that in no event will LoJack pay less than the Minimum Net Settlement Amount.

E.
Attorneys’ Fees Award in Rutti I. Within 10 days after this Agreement has been fully executed, LoJack will pay to R-G the attorneys’ fees award issued in Rutti I, Docket Nos. 295, 297, and 298 (the “Rutti I Attorneys’ Fees Award”), plus interest at the legal rate specified by 28 U.S.C. section 1961(a). Interest will not continue to accrue on the Rutti I Attorneys’ Fees Award in R-G’s favor after the payment is made. However, LoJack will retain the Rutti I Appeal pending the Agreement becoming Final. If the Agreement becomes Final, LoJack will withdraw the Rutti I Appeal. If the Agreement does not become Final, LoJack may proceed with the Rutti I Appeal and the Parties will retain all their rights regarding the Rutti I Appeal, any post-appeal proceedings, any reduction in the Rutti I Attorneys’ Fees Award, and any fees awarded for work performed on the Rutti I Appeal.

F.
Payments to Plaintiffs and Class Counsel. Subject to the terms and conditions of this Agreement, the Settlement Administrator will make the following payments out of the Maximum Settlement Amount as follows:

1.
To Plaintiffs: In addition to their Net Settlement Shares, Plaintiffs will apply to the Superior Court for an award of not more than $25,000 each as their Class Representative Payments or, in the case of Anaya, as his Special Anaya Settlement Payment. LoJack will not oppose Class Representative Payments and the Anaya Settlement Payment of $25,000 to each Plaintiff. The Settlement Administrator will pay the Class Representative Payments and Anaya Settlement Payment approved by the Superior Court (but not more than $25,000 each) out of the Maximum Settlement Amount. If the Superior Court approves a Class Representative Payment or Special Anaya Settlement Payment of less than $25,000, the remainder will be retained in the Maximum Net Settlement Amount. Tax deductions and withholdings will not be taken from the Class Representative Payments and Special Anaya Settlement

Payment, and instead Forms 1099 will be issued to Plaintiffs with respect to those payments.

2.
To Class Counsel: Class Counsel will apply to the Superior Court for an award of not more than $3,240,000 (40% of the Maximum Settlement Amount) as their Class Counsel Fees Payment and an amount not more than $275,000 as their Class Counsel Litigation Expenses Payment, and LoJack will not oppose their request. The Settlement Administrator will pay the amount approved by the Superior Court (but not more than $3,240,000 and $275,000, respectively) out of the Maximum Settlement Amount. If the Superior Court approves a Class Counsel Fees Payment or a Class Counsel Litigation Expenses Payment of less than $3,240,000 or $275,000, respectively, the remainder will be retained in the Maximum Net Settlement Amount. Tax deductions and withholdings will not be taken from the Class Counsel Fees Payment or the Class Counsel Litigation Expenses Payment, and instead a Form 1099 will be issued to Class Counsel.

3.
To LWDA. The Parties will apply to the Superior Court for a payment out of the Maximum Settlement Amount to the LWDA of $30,000 (the “LWDA Payment”) as the LWDA’s share of the settlement of statutory penalties paid under this Agreement pursuant to PAGA. If the Superior Court approves an LWDA Payment of less than $30,000, the remainder will be retained in the Maximum Net Settlement Amount.

4.
To the responsible tax authorities. The Settlement Administrator will pay out of each Settlement Share to the responsible tax authorities (a) the employer’s share of payroll taxes on the Wage Portion of the Settlement Share; and (b) any other required tax withholdings or deductions on the Wage Portion.

5.
To the Settlement Administrator. The Settlement Administrator will pay out of the Maximum Settlement Amount to itself its reasonable fees and expenses as approved by the Superior Court in an amount not to exceed $50,000.

G.
Appointment of Settlement Administrator. The Parties will ask the Superior Court to appoint Gilardi & Co., LLC, a qualified administrator, to serve as the Settlement Administrator, which, as a condition of appointment, will agree to be bound by this Agreement with respect to the performance of its duties and its compensation. The Settlement Administrator’s duties will include preparing, printing, and mailing the Class Notice Packet to the Class Members and the bankruptcy trustees; conducting a National Change of Address search on any Class Notice Packet returned by the U.S. Postal Service as non-deliverable, and re-mailing the Class Notice Packet to the Class Member’s or bankruptcy trustee’s new address; setting up a toll-free telephone number to receive calls from Class Members and bankruptcy trustees; determining the correct number of Compensable Workweeks; receiving completed

Claim Forms; receiving completed Elections Not to Participate in Settlement; receiving written abandonments of claims from Bankrupt Class Members; providing the Parties with weekly status reports about the delivery of Class Notice Packets and receipt of completed Claim Forms and Elections Not to Participate in Settlement; calculating Settlement Shares and Net Settlement Shares; issuing the checks to effectuate the payments due under the Settlement; issuing the tax reports required under this Settlement; and otherwise administering the Settlement pursuant to this Agreement. The Settlement Administrator will have the final authority to resolve all disputes concerning the calculation of a Participating Class Member’s and bankruptcy trustee’s Settlement Share and Net Settlement Share, subject to the dollar limitations set forth in this Agreement. The Settlement Administrator’s reasonable fees and expenses, including the cost of printing and mailing the Class Notice Packet, will be paid out of the Maximum Settlement Amount.

H.	Procedure for Approving Settlement.

1.	Motion for Preliminary Approval of Settlement by the Superior Court.

a.
The Parties jointly will move the Superior Court for an order giving Preliminary Approval of the Settlement, setting a date for the Final Approval Hearing, and approving the Class Notice, the Claim Form for Settlement Share (as evidenced by Exhibit B-1 for Former Employee Class Members other than Bankrupt Class Members, and Exhibit B-2 for Former Employee Class Members who also are Bankrupt Class Members, to this Agreement), the Class Member Settlement Information Sheet (as evidenced by Exhibit C-1 for Current Employee Class Members who are not Bankrupt Class Members, and Exhibit C-2 for Current Employee Class Members who are Bankrupt Class Members, to this Agreement), and the form of Election Not to Participate in Settlement (as evidenced by Exhibit D to this Agreement) (the “Motion for Preliminary Approval”). Any disagreement among the Parties concerning the Class Notice, the Claim Form for Settlement Share, the Class Member Settlement Information Sheet, the Election Not to Participate in Settlement, or other documents necessary to implement the Settlement will be referred to the Superior Court for resolution.

b.
At the hearing on the Motion for Preliminary Approval, the Parties will jointly appear, support the granting of the motion, and submit an Order Granting Preliminary Approval of Settlement, Approving Class Notice, and Setting Hearing for Final Approval of Settlement in the form evidenced by Exhibit E to this Agreement.

c.	Should the Superior Court decline to preliminarily approve all material aspects of the Settlement, the Settlement will be null and void and the Parties will have no further obligations under it.

2.
Notice to Class Members. After the Superior Court enters its order granting Preliminary Approval of the Settlement, every Class Member and bankruptcy trustee will be provided with the Class Notice Packet (which will include the Class Notice completed to reflect the order granting Preliminary Approval of the Settlement and (as applicable) the Claim Form for Settlement Share or Class Member Settlement Information Sheet completed to show the Class Member’s information) as follows:

a.
Within 20 days after the date on which the Superior Court has granted preliminary approval, LoJack will provide to the Settlement Administrator the names, last known addresses and telephone numbers, Social Security numbers, and the number of Compensable Workweeks of all Class Members (the “Class Members’ Data”). At the same time, LoJack will provide the Class Members’ Data (without Social Security numbers) to Class Counsel. LoJack also will provide the Settlement Administrator and Class Counsel with the names and last known addresses and telephone numbers for the Bankrupt Class Members’ bankruptcy trustees. Class Counsel will also provide such information to the Settlement Administrator if LoJack’s information is inaccurate or incomplete and Class Counsel are able to obtain such information from the Bankrupt Class Members. If any of the Class Members’ Data are unavailable to LoJack, LoJack will so inform Class Counsel and the Parties will make their best efforts to reconstruct or otherwise agree upon the Class Members’ Data prior to when it must be submitted to the Settlement Administrator. If the Parties are unable to agree, the dispute will be resolved pursuant to the dispute-resolution procedure set forth in section III.H.5. This information will otherwise remain confidential and will not be disclosed to anyone, except as required to applicable taxing authorities, in order to carry out the reasonable efforts described in section III.H.2.c., or pursuant to LoJack’s express written authorization or by order of the Superior Court.

b.
Within 20 days after receiving the Class Members’ Data and bankruptcy trustee information, or as soon thereafter as it is able to do so, the Settlement Administrator will mail the Class Notice Packets to all identified Class Members and bankruptcy trustees via first-class regular U.S. Mail using the mailing address information provided by LoJack, unless modified by any updated address information that the Settlement Administrator obtains in the course of administration of the Settlement. The exterior of the Class Notice Packet’s mailing envelope, as part of the return address, will include the following: “RUTTI V. LOJACK CORP. CLASS ACTION SETTLEMENT ADMINISTRATOR,” and directly beneath the address, will include the following: “IMPORTANT LEGAL DOCUMENT REGARDING

CLASS ACTION SETTLEMENT—YOU MUST NOTIFY THE SETTLEMENT ADMINISTRATOR IF YOUR ADDRESS IS INCORRECT IN ORDER TO RECEIVE YOUR SETTLEMENT SHARE.”

c.
If a Class Notice Packet is returned because of an incorrect address, the Settlement Administrator will promptly, and not later than 10 days from receipt of the returned packet, search for a more current address for the Class Member or bankruptcy trustee and re-mail the Class Notice Packet to the Class Member or bankruptcy trustee. The Settlement Administrator will use the Class Members’ Data and otherwise work with LoJack to find that more current address. The Settlement Administrator will be responsible for taking reasonable steps, consistent with its agreed-upon job parameters, court orders and fee, as agreed to with Class Counsel and according to the following deadlines, to trace the mailing address of any Class Member or bankruptcy trustee for whom a Class Notice Packet is returned by the U.S. Postal Service as undeliverable. These reasonable steps shall include, at a minimum, the tracking of all undelivered mail; performing address searches for all mail returned without a forwarding address; and promptly re-mailing to Class Members or bankruptcy trustees for whom new addresses are found. If the Class Notice Packet is re-mailed, the Settlement Administrator will note for its own records and notify Class Counsel and LoJack’s Counsel of the date and address of each such re-mailing as part of a weekly status report provided to the Parties. Class Counsel will be entitled to receive from the Settlement Administrator any updated address information about a Class Member or bankruptcy trustee as the Settlement Administrator obtains such information.

d.	As part of its weekly status report, the Settlement Administrator will inform Class Counsel and LoJack’s Counsel of completed Claim Forms and Elections Not to Participate in Settlement it receives.

e.
Not later than 16 court days prior to the Final Approval Hearing, the Settlement Administrator will serve on the Parties and file with the Court a declaration of due diligence setting forth its compliance with its obligations under this Agreement. Prior to the Final Approval Hearing, the Settlement Administrator will supplement its declaration of due diligence if any material changes occur between the date of the filing of its prior declaration and the hearing on final approval.

3.	Deadline for Submission of Claim Forms for Settlement Shares, Class Member Settlement Information Sheets, And Abandonments of Claims from Bankruptcy Trustees. Claim Forms for Settlement Shares, Class

Member Settlement Information Sheets, and abandonments of claims from bankruptcy trustees must be submitted to the Settlement Administrator such that they are postmarked no later than 45 days after the Settlement Administrator mails the Class Notice. In addition, Claim Forms for Settlement Shares may be submitted by facsimile so long as the form is received no later than 45 days after the Settlement Administrator mails the Class Notice.

4.	Otherwise, the Claim Form for Settlement Share, Class Member Settlement Information Sheet, or abandonment of claims from a bankruptcy trustees will not be timely and will have no effect.

5.
Comments on or Objections to Settlement; Elections Not to Participate in Settlement. Class Members and bankruptcy trustees may submit comments on or objections to the Settlement or Elections Not to Participate in Settlement pursuant to the following procedures:

a.
Comments on or Objections to Settlement. The Class Notice will provide that Class Members and bankruptcy trustees who wish to comment on or object to the Settlement must file with the Superior Court and serve on counsel for the Parties not later than 45 days after the Settlement Administrator mails the Class Notice a written comment on or objection to the Settlement and setting forth the grounds for the comment or objection; and must file with the Superior Court and serve on counsel for the Parties not later than 9 court days before the date of the Final Approval Hearing a written comment on or objection to the request for the Class Representative Payments, the Special Anaya Settlement Payment, or the Class Counsel Fees Payment or Class Counsel Litigation Expenses Payment. The statement will also indicate whether the Class Member or bankruptcy trustee intends to appear and comment or object at the Final Approval Hearing; the failure to so indicate will constitute a waiver of the right to appear at the hearing. A Class Member or bankruptcy trustee who does not file and serve a written comment or objection in the manner and by the deadlines specified above will be deemed to have waived any comments or objections and will be foreclosed from making any comments or objections (whether by appeal or otherwise) to the Settlement or other related matters.

b.
Election Not to Participate in Settlement. The Class Notice also will provide that Class Members and bankruptcy trustees who wish to exclude themselves from the Settlement must mail to the Settlement Administrator not later than 45 days after the Settlement Administrator mails the Notice a signed Election Not to Participate in Settlement. If a question is raised about the authenticity of a signed

Election Not to Participate in Settlement, the Settlement Administrator will have the right to demand additional proof of the Class Member’s or bankruptcy trustee’s identity. A Non-Participating Class Member or his bankruptcy trustee, as well as bankruptcy trustees who submit timely and valid Elections Not to Participate in Settlement, will not participate in or be bound by the Settlement and the Judgment. A Class Member or bankruptcy trustee who does not complete and mail a timely Election Not to Participate in Settlement in the manner and by the deadline specified above automatically will be bound by all terms and conditions of the Settlement, if the Settlement is approved by the Superior Court, and by the Judgment, regardless of whether he or she has objected to the Settlement.

c.
Report. Not later than 14 days after the deadline for submission of Elections Not to Participate in Settlement, the Settlement Administrator will provide the Parties with a complete and accurate list of all Participating Class Members, Non-Participating Class Members, bankruptcy trustees who submitted timely and valid Elections Not to Participate in Settlement, and bankruptcy trustees who did not submit timely and valid Elections Not to Participate in Settlement.

6.
Resolution of Disputes. If a Class Member or his bankruptcy trustee disputes the number of Compensable Workweeks stated for that Class Member in his or her Class Member Settlement Information Sheet (current employees) or Claim Form for Settlement Share (former employees), the Class Member or bankruptcy trustee must ask the Settlement Administrator to resolve the matter by returning the Information Sheet or Form with a statement of the number of Compensable Workweeks that he or she contends were worked and including with the Information Sheet or Form any documentation the Class Member or bankruptcy trustee has to support his or her contention not later than 45 days after the Settlement Administrator mails the Class Notice. In the event of such a dispute, LoJack will manually review its payroll and personnel records to verify the correct number of Compensable Workweeks. LoJack’s records will have a rebuttable presumption of correctness. After consultation with Class Counsel, the Class Member or bankruptcy trustee, and LoJack, the Settlement Administrator will make a determination of the Class Member’s number of Compensable Workweeks, and that determination will be final, binding on the Parties and the Class Member or bankruptcy trustee, and non-appealable.

7.
No Solicitation of Comment, Objection, or Election Not to Participate. Neither the Parties nor their respective counsel will solicit or otherwise encourage directly or indirectly any Class Member or bankruptcy trustee to comment on or object to the Settlement, appeal from the Judgment, or elect not to participate in the Settlement.

8.
Right of LoJack to Reject Settlement. If five percent or more of Class Members and their bankruptcy trustees, or a number of Class Members and their bankruptcy trustees whose Settlement Shares would be worth five percent or more of the Maximum Net Settlement Amount, timely submit completed Elections Not to Participate in Settlement, LoJack will have the right, but not the obligation, to void the Settlement and the Parties will have no further obligations under the Settlement, including any obligation by LoJack to pay the Maximum Settlement Amount, or any amounts that otherwise would have been owed under this Agreement, except that LoJack will pay the Settlement Administrator’s reasonable fees and expenses incurred as of the date that LoJack exercises its right to void the Settlement. LoJack will notify Class Counsel and the Superior Court whether it is exercising this right to void not later than 14 days after the Settlement Administrator notifies the Parties of the number of valid Elections Not to Participate in Settlement.

9.	Additional Briefing and Final Approval.

a.
Not later than 16 court days before the Final Approval Hearing, the Parties jointly will file with the Superior Court a motion for final approval of the Settlement, the LWDA Payment, and payment of the Settlement Administrator’s reasonable fees and expenses and a memorandum in support of their motion; and Plaintiffs and Class Counsel will serve on LoJack and file with the Superior Court a motion for awards of the Class Representative Payments, the Special Anaya Settlement Payment, the Class Counsel Fees Payment, and the Class Counsel Litigation Expenses Payment pursuant to this Settlement, and memoranda in support of their motions.

b.
Not later than five court days before the Final Approval Hearing, the Parties jointly may file a reply in support of their motion for final approval of the Settlement, the LWDA Payment, and payment of the Settlement Administrator’s reasonable fee and expenses to the extent that any opposition to the motion is filed; and Plaintiffs and Class Counsel may file replies in support of their motions for the Class Representative Payments, the Special Anaya Settlement Payment, the Class Counsel Fees Payment, and the Class Counsel Litigation Expenses Payment.

c.
If the Superior Court does not grant final approval of the Settlement or grants final approval conditioned on any material change to the Settlement, then either Party will have the right to void the Settlement; if that occurs, the Parties will have no further obligations under the

Settlement, including any obligation by LoJack to pay the Maximum Settlement Amount, except that LoJack will pay the Settlement Administrator’s reasonable fees and expenses incurred as of the date that the Party exercises the right to void the Settlement under this paragraph. However, an award by the Superior Court of a lesser amount than that sought by Plaintiffs and Class Counsel for the Class Representative Payments, the Special Anaya Settlement Payment, the Class Counsel Fees Payment, or the Class Counsel Litigation Expenses Payment will not constitute a material modification to the Settlement within the meaning of this paragraph, provided that LoJack’s obligation to make payments under this Settlement will remain limited by the Maximum Settlement Amount.

d.
Upon final approval of the Settlement by the Superior Court at or after the Final Approval Hearing, the Parties will present the Judgment in the form evidenced by Exhibit F to this Agreement for the Superior Court’s approval and entry. After entry of the Judgment, the Superior Court will have continuing jurisdiction over Rutti II and the Settlement solely for purposes of (i) enforcing this Agreement, (ii) addressing settlement administration matters, and (iii) addressing such post-Judgment matters as may be appropriate under court rules or applicable law.

10.
Waiver of Right to Appeal. Provided that the Judgment is consistent with the material terms and conditions of this Agreement, Plaintiffs, Participating Class Members who did not timely submit an objection to the Settlement, bankruptcy trustees who did not timely submit an objection to the Settlement, LoJack, and their respective counsel hereby waive any and all rights to appeal from the Judgment, including all rights to any post-judgment proceeding and appellate proceeding, such as a motion to vacate judgment, a motion for new trial, a motion under California Code of Civil Procedure section 473, and any extraordinary writ, and the Judgment therefore will become nonappealable at the time it is entered. The waiver of appeal does not include any waiver of the right to oppose any appeal, appellate proceedings or post-judgment proceedings. This paragraph does not preclude Plaintiffs or Class Counsel from appealing from a refusal by the Superior Court to award the full Class Representative Payments, the Special Anaya Settlement Payment, the Class Counsel Fees Payment, or the Class Counsel Litigation Expenses Payment sought by them. If an appeal is taken from the Judgment, the time for consummation of the Settlement (including making payments under the Settlement) will be suspended until such time as their appeal is finally resolved and the Judgment becomes Final.

11.	Vacating, Reversal, or Material Modification of Judgment on Appeal or Review. If, after a notice of appeal, a petition for review, or a petition for certiorari, or any other motion, petition, or application, the reviewing court vacates, reverses, or modifies the Judgment such that there is a material modification to the Settlement, and that court’s decision is not completely reversed and the Judgment is not fully affirmed on review by a higher court, then either Plaintiffs or LoJack will have the right to void the Settlement, which the Party must do by giving written notice to the other Parties, the reviewing court, and the Superior Court not later than 14 days after the reviewing court’s decision vacating, reversing, or materially modifying the Judgment becomes Final. A vacation, reversal, or modification of the Superior Court’s award of the Class Representative Payments, the Special Anaya Settlement Payment, or the Class Counsel Fees and Expenses Payment will not constitute a vacation, reversal, or material modification of the Judgment within the meaning of this paragraph, provided that LoJack’s obligation to make payments under this Settlement will remain limited by the Maximum Settlement Amount.

12.	Timing of Settlement Payments.

a.	Two weeks after the Settlement becomes Final, the Settlement Administrator will pay to Class Counsel the Class Counsel Fees Payment and the Class Counsel Litigation Expenses Payment.

b.
Four weeks after the Settlement becomes Final, the Settlement Administrator will pay to eligible Participating Class Members or their bankruptcy trustees, the Net Settlement Shares; to the responsible tax authorities, the employer’s share of payroll taxes on Settlement Shares and any other required tax withholding and deductions; to Plaintiffs, the Class Representative Payments and the Special Anaya Settlement Payment; to the LWDA, the LWDA Payment; and to the Settlement Administrator, its reasonable fees and expenses.

13.
Uncashed Net Settlement Share Checks. A Participating Class Member or his bankruptcy trustee must cash his or her Net Settlement Share check within 150 calendar days after it is mailed to him or her. If a check is returned to the Settlement Administrator, the Settlement Administrator will make all reasonable efforts to re-mail it to the Participating Class Member or his bankruptcy trustee at his or her correct address. If any Participating Class Member’s or bankruptcy trustee’s Net Settlement Share check is not cashed within 90 days after its last mailing to the Participating Class Member or his bankruptcy trustee, the Settlement Administrator will send the Participating Class Member or his bankruptcy trustee a letter informing him or her that unless the check is cashed in the next 60 days, it will expire and become non-negotiable, and offer to replace the check if it was lost or misplaced but not cashed. If the check remains uncashed by the expiration of the 60-day period after this notice, the Settlement Administrator will pay over the funds represented by the check to the California State Controller-Unclaimed Property Division with an identification of the Participating Class Member or bankruptcy trustee. In such event, the Participating Class Member or his bankruptcy trustee nevertheless will remain bound by the Settlement.

I.	Release of Claims.

1.
Plaintiffs. As of the date of the Judgment, Plaintiffs hereby fully and finally release LoJack, and its parents, predecessors, successors, subsidiaries, affiliates, and trusts, and all of its employees, officers, agents, attorneys, stockholders, fiduciaries, other service providers, and assigns, from any and all claims, known and unknown, including but not limited to claims arising from or related to their employment with LoJack, their compensation while a LoJack employee, and the termination of their employment with LoJack, under federal, state and/or local law, statute, ordinance, regulation, common law, or other source of law (“Plaintiffs’ Released Claims”). Plaintiffs’ Released Claims include, but are not limited to, all claims arising from or related to the matters alleged in Rutti II, including but not limited to allegations that LoJack did not pay for all hours worked, did not provide meal and rest periods, did not reimburse for business-related expenses, did not pay all wages upon termination of employment, and engaged in practices in violation of California Business and Professions Code section 17200 et seq. Plaintiffs’ Released Claims also include all claims for unpaid wages and premiums, including minimum wages, overtime wages, meal and rest-period premiums, and interest; statutory and civil penalties, including, but not limited to, civil penalties under the California Labor Code Private Attorneys General Act, Cal. Lab. Code § 2698 et seq. (“PAGA”), recordkeeping penalties, pay-stub penalties, minimum-wage penalties, missed meal period and rest-period penalties, and waiting-time penalties; and attorneys’ fees and expenses. Plaintiffs’ Released Claims also include all such claims arising under the California Labor Code (including, but not limited to, sections 203, 226.7, 227.3, and 2698 et seq.); the wage orders of the California Industrial Welfare Commission; California Business and Professions Code section 17200 et seq.; the California common law of contract; the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.; federal common law; and the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq. Plaintiffs’ Released Claims also include all claims for lost wages and benefits, emotional distress, punitive damages, and attorneys’ fees and expenses arising under federal, state, or local laws against discrimination, harassment, and wrongful termination, such as, by way of example only, (as amended) 42 U.S.C. section 1981, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, and the California Fair Employment and Housing Act; and the law of contract and tort.

2.
Participating Class Members. As of the date of the Judgment, all Participating Class Members and their bankruptcy trustees, as well as bankruptcy trustees who did not submit timely and valid Elections Not to Participate in Settlement, hereby fully and finally release LoJack, and its parents, predecessors, successors, subsidiaries, affiliates, and trusts, and all of its employees, officers, agents, attorneys, stockholders, fiduciaries, other service providers, and assigns, from any and all claims, known and unknown, arising from or related to the claims and allegations made in Rutti II, whether arising under federal, state and/or local law, statute, ordinance, regulation, common law, or other source of law (“Participating Class Members’ Released Claims”). Participating Class Members’ Released Claims include, but are not limited to, all claims arising from or related to allegations that LoJack did not pay for all hours worked, did not provide meal and rest periods, did not reimburse for business-related expenses, did not pay all wages upon termination of employment, and engaged in practices in violation of California Business and Professions Code section 17200 et seq. Participating Class Members’ Released Claims also include all claims for unpaid wages and premiums, including minimum wages, overtime wages, meal and rest-period premiums, and interest; statutory and civil penalties, including, but not limited to, civil penalties under PAGA, recordkeeping penalties, pay-stub penalties, minimum-wage penalties, missed meal period and rest-period penalties, and waiting-time penalties; and attorneys’ fees and expenses. Participating Class Members’ Released Claims also include all such claims arising under the California Labor Code (including, but not limited to, sections 203, 226.7, 227.3, and 2698 et seq.); the wage orders of the California Industrial Welfare Commission; California Business and Professions Code section 17200 et seq.; the California common law of contract; the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.; federal common law; and the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq.

3.
Class Counsel. As of the date of the Final Judgment, and except as otherwise provided by this Agreement (including its provision for LoJack’s satisfaction of the District Court’s order and judgment awarding attorneys’ fees to R-G in Rutti I), Class Counsel and any counsel associated with Class Counsel waive any claim to costs and attorneys’ fees and expenses against LoJack arising from or related to Rutti I and Rutti II, including but not limited to claims based on the California Labor Code, the California Code of Civil Procedure, the Fair Labor Standards Act, or any other statute or law (the “Class Counsel Released Claims”).

4.
Waiver of Rights Under California Civil Code Section 1542. Plaintiffs’ Released Claims, the Participating Class Members Released Claims, and the Class Counsel Released Claims include all such respective claims, whether known or unknown by the releasing party. Thus, even if Plaintiffs, a Participating Class Member, a bankruptcy trustee, or Class Counsel discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of their respective Plaintiffs’ Released Claims, Class Released Claims, or Class Counsel Released Claims, those claims will remain released and forever barred. Therefore, with respect to those Released Claims, Plaintiffs, Participating Class Members, Participating Class Members’ bankruptcy trustees, and Class Counsel expressly waive and relinquish the provisions, rights and benefits of section 1542 of the California Civil Code, which reads:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

J.
No Effect on Other Benefits. The Net Settlement Shares will not result in any additional benefit payments (such as 401(k) or bonus) beyond those provided by this Agreement to Plaintiffs or Participating Class Members or their bankruptcy trustees, and Participating Class Members and their bankruptcy trustees will be deemed to have waived all such claims, whether known or unknown by them, as part of their release of claims under this Agreement.

K.	Miscellaneous Terms.

1.	No Admission of Liability or Class Certification for Other Purposes.

a.
LoJack denies that it has engaged in any unlawful activity, has failed to comply with the law in any respect, has any liability to anyone under the claims asserted in Rutti II, or that but for the Settlement a class should be certified in Rutti II. This Agreement is entered into solely for the purpose of compromising highly disputed claims. Nothing in this Agreement is intended or will be construed as an admission of liability or wrongdoing by LoJack, or an admission by Plaintiffs that any of their claims was non-meritorious or any defense asserted by LoJack was meritorious. This Settlement and the fact that Plaintiffs and LoJack were willing to settle Rutti II will have no bearing on, and will not be admissible in connection with, any litigation (other than solely in connection with the Settlement).

b.
LoJack has agreed not to contest further the certification of the Class for the sole purpose of effectuating this Settlement. Should the Settlement be voided by LoJack pursuant to this Agreement, or not approved by the Superior Court, or should the Judgment not become Final, the fact that LoJack was willing not to contest further class certification as part of the Settlement will have no bearing on, and will not be admissible in connection with, the issue of whether the

Class was properly certified in a non-settlement context in Rutti II or any other action, and in any of those events LoJack expressly reserves the right to move for class decertification.

c.
Whether or not the Judgment becomes Final, neither the Settlement, this Agreement, any document, statement, proceeding or conduct related to the Settlement or the Agreement, nor any reports or accounting of those matters, will be (i) construed as, offered or admitted in evidence as, received as, or deemed to be evidence for any purpose adverse to LoJack or any other beneficiary of the releases granted under this Agreement (the “Released Parties”), including, but not limited to, evidence of a presumption, concession, indication or admission by any of the Released Parties of any liability, fault, wrongdoing, omission, concession or damage; or (ii) disclosed, referred to or offered in evidence against any of the Released Parties, in any further proceeding in Rutti II, or any other civil, criminal or administrative action or proceeding except for purposes of effectuating the Settlement pursuant to this Agreement.

d.
This section and all other provisions of this Agreement notwithstanding, any and all provisions of this Agreement may be admitted in evidence and otherwise used in any and all proceedings to enforce any or all terms of this Agreement, or in defense of any claims released or barred by this Agreement.

2.
Integrated Agreement. After this Agreement is signed and delivered by all Parties and their counsel, this Agreement and its exhibits will constitute the entire agreement between the Parties relating to the Settlement, and it will then be deemed that no oral representations, warranties, covenants, or inducements have been made to any Party concerning this Agreement or its exhibits other than the representations, warranties, covenants, and inducements expressly stated in this Agreement and its exhibits.

3.
Attorney Authorization. Class Counsel and LoJack’s Counsel warrant and represent that they are authorized by Plaintiffs and LoJack, respectively, to take all appropriate action required or permitted to be taken by such Parties pursuant to this Agreement to effectuate its terms, and to execute any other documents required to effectuate the terms of this Agreement. The Parties and their counsel will cooperate with each other and use their best efforts to effect the implementation of the Settlement. In the event the Parties are unable to reach agreement on the form or content of any document needed to implement the Agreement, or on any supplemental provisions that may become necessary to effectuate the terms of this Agreement, the Parties will seek the assistance of the Superior Court, and in all cases all such documents, supplemental provisions and assistance of the court will be consistent with this Agreement.

4.
Modification of Agreement. This Agreement, and any and all parts of it, may be amended, modified, changed, or waived only by an express written instrument signed by all Parties or their successors-in-interest.

5.	Agreement Binding on Successors. This Agreement will be binding upon, and inure to the benefit of, the successors of each of the Parties.

6.
Applicable Law. All terms and conditions of this Agreement and its exhibits will be governed by and interpreted according to the laws of the State of California, without giving effect to any conflict of law principles or choice of law principles.

7.
Cooperation in Drafting. The Parties have cooperated in the drafting and preparation of this Agreement. This Agreement will not be construed against any Party on the basis that the Party was the drafter or participated in the drafting.

8.
Fair Settlement. The Parties and their respective counsel believe and warrant that this Agreement reflects a fair, reasonable, and adequate settlement of Rutti II and have arrived at this Agreement through arms-length negotiations, taking into account all relevant factors, current and potential.

9.	Headings. The descriptive heading of any section or paragraph of this Agreement is inserted for convenience of reference only and does not constitute a part of this Agreement.

10.
Notice. All notices, demands or other communications given under this Agreement will be in writing and deemed to have been duly given as of the third business day after mailing by United States mail, addressed as follows:

To Plaintiffs and the Class:
Matthew Righetti
John Glugoski
R-G
456 Montgomery Street, Suite 1400
San Francisco, CA 94104
Telephone: (415) 983-0900
Facsimile: (415) 397-9005
E-mail: matt@righettilaw.com
jglugoski@righettilaw.com

To LoJack:
Jeffrey D. Wohl
Ryan C. Hess
Paul Hastings LLP
55 Second Street, 24th Floor
San Francisco, California 94105
Telephone: (415) 856-7000
Facsimile: (415) 856-7100
Email: jeffwohl@paulhastings.com
ryanhess@paulhastings.com

Michele A. Freedenthal
Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
Telephone: (213) 683-6000
Facsimile: (213) 627-0705
E-mail: shellyfreedenthal@paulhastings.com

Daniel B. Chammas
Venable LLP
2049 Century Park East, Suite 2100
Los Angeles, California 90067
Telephone: (310) 229-9900
Facsimile: (310) 229-9901
Email: DBChammas@Venable.com

11.
Execution in Counterpart. This Agreement may be executed in one or more counterparts. All executed counterparts and each of them will be deemed to be one and the same instrument provided that counsel for the Parties will exchange between themselves original signed counterparts. Facsimile signatures will be accepted if the original signature is provided within seven days. Any executed counterpart will be admissible in evidence to prove the existence and contents of this Agreement.

IV.    EXECUTION BY PARTIES AND COUNSEL
The Parties and their counsel hereby execute this Agreement.

Dated: October 16, 2012.	MIKE RUTTI
__/s/ Mike Rutti_____________________________

Dated: October 16, 2012.	GERSON ANAYA
__/s/ Gerson Anaya_____________________________

Dated: October 16, 2012.	CHRISTIAN FURTADO
__/s/ Christian Furtado _________________________

Dated: October 12, 2012.	JAMES HAMILTON
__/s/ James Hamilton _________________________

Dated: October 18, 2012.	LOJACK CORPORATION
By: __/s/_ Donald R. Peck _____
Donald R. Peck
Executive Vice President and Chief Financial Officer

Dated: October 16, 2012.	MATTHEW RIGHETTI
JOHN GLUGOSKI
RIGHETTI GLUGOSKI, P.C.
By:___/s/ John Glugoski_______________________
John Glugoski

Dated: October 17, 2012.	JEFFREY D. WOHL
RYAN C. HESS
MICHELE A. FREEDENTHAL
PAUL HASTINGS LLP
DANIEL B. CHAMMAS
VENABLE LLP
By:     ___/s/ Jeffrey D. Wohl______________________
Jeffrey D. Wohl

EXHIBIT A
[NOTICE OF PROPOSED CLASS ACTION SETTLEMENT AND
FINAL APPROVAL HEARING]

NOTICE OF PROPOSED CLASS ACTION SETTLEMENT AND FINAL APPROVAL HEARING
To: All persons employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012, and the trustees for the bankruptcy estates of such persons.

PLEASE READ THIS NOTICE CAREFULLY
IT MAY AFFECT YOUR LEGAL RIGHTS RELATED TO YOUR EMPLOYMENT WITH LOJACK CORPORATION (“LOJACK”), YOUR RIGHT TO OBTAIN A SHARE OF THE SETTLEMENT OF THE MIKE RUTTI ET AL. V. LOJACK CORPORATION, INC. CLASS ACTION (THE “RUTTI CLASS ACTION” OR THE “ACTION”), YOUR RIGHT NOT TO PARTICIPATE IN THE SETTLEMENT, AND YOUR RIGHT TO COMMENT ON OR OBJECT TO THE SETTLEMENT.
HOW TO EXCLUDE YOURSELF FROM THE SETTLEMENT:
YOU MAY CHOOSE TO EXCLUDE YOURSELF FROM THE CLASS AND THE SETTLEMENT. IF YOU WISH TO DO SO, YOU MUST COMPLETE AND RETURN YOUR COMPLETED ELECTION NOT TO PARTICIPATE FORM ON OR BEFORE [45 DAYS AFTER NOTICE MAILED], 2013.
HOW TO RECEIVE A SETTLEMENT PAYMENT:
CURRENT EMPLOYEES: IF YOU WERE EMPLOYED BY LOJACK AS OF DECEMBER 3, 2012, HAVE NOT FILED FOR BANKRUPTCY DURING OR AFTER YOUR EMPLOYMENT WITH LOJACK IN A POSITION LISTED ABOVE, AND WISH TO RECEIVE A SHARE OF THE SETTLEMENT PROCEEDS, YOU DO NOT NEED TO DO ANYTHING. HOWEVER, IF YOU WISH, YOU MAY CONFIRM THAT THE INFORMATION ABOUT YOU ON WHICH YOUR SETTLEMENT SHARE WILL BE CALCULATED IS CORRECT. YOU WILL RECEIVE YOUR SETTLEMENT PAYMENT AT A LATER DATE IF THE COURT GRANTS FINAL APPROVAL OF THE SETTLEMENT AND THE SETTLEMENT BECOMES FINAL.
FORMER EMPLOYEES: IF YOU WERE NOT EMPLOYED BY LOJACK AS OF DECEMBER 3, 2012 (OR ARE THE TRUSTEE FOR THE BANKRUPTCY ESTATE OF SUCH AN INDIVIDUAL) AND YOU WISH TO RECEIVE A SETTLEMENT PAYMENT, YOU MUST COMPLETE AND RETURN YOUR COMPLETED CLAIM FORM ON OR BEFORE [45 DAYS AFTER NOTICE MAILED], 2013. YOU MUST SUBMIT EITHER A CLAIM FORM OR AN

ELECTION NOT TO PARTICIPATE FORM. IF YOU SUBMIT BOTH FORMS, YOUR ELECTION NOT TO PARTICIPATE FORM WILL BE DEEMED INVALID.
BANKRUPT EMPLOYEES: IF YOU HAVE FILED FOR BANKRUPTCY DURING OR AFTER YOUR EMPLOYMENT WITH LOJACK IN A POSITION LISTED ABOVE AND WISH TO RECEIVE A FULL SETTLEMENT PAYMENT, YOU WILL NEED TO PROVIDE THE SETTLEMENT ADMINISTRATOR WITH A DOCUMENT CALLED AN “ABANDONMENT OF CLAIMS.” THAT DOCUMENT TRANSFERS TO YOU THE CLAIMS ASSERTED ON YOUR BEHALF IN THE RUTTI CLASS ACTION TO THE EXTENT THOSE CLAIMS CURRENTLY BELONG TO YOUR BANKRUPTCY TRUSTEE. OTHERWISE, PART OR ALL OF YOUR SETTLEMENT PAYMENT WILL BE PAYABLE TO YOUR BANKRUPTCY TRUSTEE.
HOW TO COMMENT ON OR OBJECT TO THE SETTLEMENT:
IF YOU WISH TO COMMENT ON OR OBJECT TO THE SETTLEMENT, YOU MUST FOLLOW THE DIRECTIONS IN THIS NOTICE.

WHAT IS THIS NOTICE ABOUT?

Plaintiffs Mike Rutti, Gerson Anaya, Christian Furtado, and James Hamilton (“Plaintiffs”) and defendant LoJack Corporation (“LoJack”) have reached a proposed settlement in the class action called “Rutti v. LoJack Corp., Inc.”, Los Angeles Superior Court Case No. BC381043 (the “Rutti Class Action”), and the Court has preliminarily approved it. The settlement covers the following Class Members:
All persons employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012.
You have received this notice because LoJack’s records indicate that you are a Class Member or a bankruptcy trustee for a Class Member.
This notice is designed to inform you of whether you need to submit a claim to receive a settlement payment (also called a “Net Settlement Share”) and, if a claim is required, how you can submit the claim; how to submit a written confirmation of an abandonment of claims by your bankruptcy trustee if you have one; and how to object to the Settlement or elect not to participate in the Settlement. If you do not submit an Election Not to Participate in Settlement form to opt-out of the Settlement, the Settlement, if finally approved by the Court, will be binding upon you, regardless of whether you make a claim or object to the Settlement.

WHAT IS THIS LAWSUIT ABOUT?

2

On November 20, 2007, plaintiffs Mike Rutti and Gerson Anaya filed the Rutti Class Action. They alleged various claims, including that LoJack failed to pay for hours worked, failed to provide meal and rest periods, failed to reimburse employees for business related expenses, and failed to pay final wages upon termination of employment. Later, Christian Furtado and James Hamilton were added as plaintiffs. The Superior Court certified classes in the lawsuit on September 24, 2009, and July 29, 2011, and appointed plaintiffs Rutti, Furtado, and Hamilton as class representatives.
LoJack denied and continues to deny all of plaintiffs’ material allegations.
After good-faith negotiations, plaintiffs and LoJack agreed to settle the Rutti Class Action pursuant to the terms and conditions of the Settlement.
The Settlement represents a compromise and settlement of highly disputed claims. Nothing in the Settlement is intended or will be construed as an admission by LoJack that Plaintiffs’ claims have merit or that it has any liability to Plaintiffs or the Class on those claims. On the contrary, LoJack denies any and all such liability.
The parties and their counsel have concluded that the Settlement is advantageous, considering the risks and uncertainties to each side of continued litigation. The parties and their counsel have determined that the Settlement is fair, reasonable, and adequate and is in the best interests of the members of the Class.
SUMMARY OF THE SETTLEMENT

WHO IS INCLUDED IN THE SETTLEMENT?
You are included in the Settlement if you fall within the following definition (or are the bankruptcy trustee for an individual who falls within the following definition):
All persons employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012.

WHAT WILL I RECEIVE FROM THE SETTLEMENT, AND WHAT CLAIMS WILL I RELEASE?
If every eligible Class Member and bankruptcy trustee participates in the Settlement and receives a Net Settlement Share, the parties estimate a Class Members or his bankruptcy trustee will receive approximately $______ per Compensable Workweek if the Class Member did not sign a prior release of claims in connection with a severance payment from LoJack. If a Class Member signed a prior release of claims, the Class Member or his bankruptcy trustee will receive approximately $____ per Compensable Workweek. This estimate is calculated before applicable tax withholdings and deductions.
This is only an estimate and may increase or decrease depending on the number of Former Employee Class Members and their bankruptcy trustees who submit valid Claim Forms and on the amounts

3

set by the Court for the Class Representative Payments, the Special Anaya Settlement Payment, Class Counsel Fees Payment and Litigation Expenses Payment, the award to the LWDA, and the Settlement Administrator’s fees and expenses, and any other fees or expenses (except attorneys’ fees and expenses) incurred in implementing the terms of this Settlement and securing dismissal of the Action.
The following paragraphs provide greater explanation regarding payments made under the Settlement and the Class Member Release.

1.	Under the Settlement, LoJack will pay up to a Maximum Settlement Amount of $8,100,000.

2.
From the Maximum Settlement Amount, and subject to Court approval, the Settlement Administrator will pay Class Representative Payments to plaintiffs Rutti, Furtado, and Hamilton, the Special Anaya Settlement Payment, Class Counsel’s attorneys’ fees and costs, the Settlement Administrator’s fees and expenses, any other fees or expenses (other than attorneys’ fees and expenses) incurred in implementing the Settlement and securing dismissal of the Action, and an amount to the California Labor and Workforce Development Agency (the “LWDA”) for its share of the settlement of claims for civil penalties. The remaining amount will be the “Maximum Net Settlement Amount.” The following sub-paragraphs provide further details regarding various payments from the Maximum Settlement Amount.

(a)
Class Representative Payments and Special Anaya Settlement Payment: In addition to their shares as Participating Class Members, Plaintiffs will seek approval from the Court for payment of $25,000 each to Mike Rutti, Christian Furtado, and James Hamilton for their services as Class Representatives in initiating the Action, their work in the prosecution of the Action, and their acceptance of the risk of paying LoJack’s attorneys’ fees and expenses in the event of an unsuccessful outcome of the Action; and a payment of $25,000 to Gerson Anaya to secure a full release of claims from him.

(b)
Class Counsel Fees Payment and Litigation Expenses Payment in Rutti Class Action: Class Counsel have represented and continue to represent the Class on a contingency-fee basis. That means that attorneys’ fees are paid only if money is recovered for the class. It is common to award attorneys’ fees as a percentage of the recovery obtained by the efforts of the attorneys for the class. As part of the final approval hearing, Matthew Righetti and John Glugoski of Righetti Glugoski, P.C, will request $3,240,000 (or 40% of the Maximum Settlement Amount) for their attorneys’ fees in connection with their work in the Rutti Class Action and up to $275,000 in reimbursement of their reasonable litigation costs and expenses that were advanced in connection with the Rutti Class Action. LoJack does not oppose these payments. Class Members and their bankruptcy trustees are not personally liable for any fees and costs. These amounts constitute full and complete compensation for all legal fees, costs and expenses of all Class Counsel, including costs and expenses resulting from experts and other vendors retained by Class Counsel in connection with the litigation and all work done through the completion of the litigation, whatever date that may be. Class Members and their bankruptcy trustees will not be required to pay Class Counsel for any other attorneys’ fees, costs or expenses out of their own pockets if the Settlement Agreement and the fee

4

request are finally approved by the Court. Class Counsel’s attorneys’ fees and expenses as approved by the Court will be paid out of the Maximum Settlement Amount.

(c)	Costs of Administration: The reasonable costs of administering the Settlement, including the Settlement Administrator’s fees and expenses, will be paid out of the Maximum Settlement Amount.

(d)	Payment to LWDA: Subject to Court approval, $30,000 will be paid to the LWDA for its share of the settlement of civil penalties claimed in the Rutti Class Action.

3.
If a Former Employee Class Member or his bankruptcy trustee does not file a valid Claim Form, the Settlement Share that would have been attributed to such Class Member or bankruptcy trustee will be deducted from the Maximum Net Settlement Amount. However, unless LoJack exercises its right to rescission, as provided below, not less than a “Minimum Net Settlement Amount” will be allocated to settlement shares. The Minimum Net Settlement Amount equals 100% of the Maximum Net Settlement Amount allocable to the claims of Current Employee Class Members and 75% of the Maximum Net Settlement Amount allocable to the claims of Former Employee Class Members. The actual amount allocated to Settlement Shares will be the “Net Settlement Amount.”

4.
To the extent that the Net Settlement Amount is less than the Maximum Net Settlement Amount, LoJack will retain the difference and neither any Plaintiff, nor any Class Member, nor Class Counsel, nor any other third party will be eligible to claim all or any part of it.

5.
For Class Members who did not sign a prior release of claims, the portion of the Net Settlement Amount allocated as a Settlement Share to each Class Member and/or bankruptcy trustee who does not opt out of the Settlement and (where required) submits a valid Claim Form will be calculated as follows:

Settlement Share	=	Net Settlement Amount x (Class Member’s Number of Compensable Workweeks ÷ Final Total Adjusted Compensable Workweeks)
For Class Members who signed a release of claims, the amount allocated to the Settlement Share will be half of the amount produced by the formula above.
The Final Total Adjusted Compensable Workweeks will be calculated by summing: (a) all Compensable Workweeks for Current Employee Class Members who did not opt out of the Settlement (or whose bankruptcy trustees did not opt out of the Settlement); (b) all Compensable Workweeks for Former Employee Class Members who did not opt out of the Settlement (or whose bankruptcy trustees did not opt out of the Settlement), who did not sign prior releases of claims, and who filed valid Claim Forms (or whose bankruptcy trustees filed valid Claim Forms); and (c) half of the Compensable Workweeks for Former Employee Class Members who did not opt out of the Settlement (or whose bankruptcy trustees did not opt out of the Settlement), who signed prior releases of claims, and who filed valid Claim Forms (or whose bankruptcy trustees filed valid Claim Forms).

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6.
Employee payroll tax withholding and deductions and the employer’s share of payroll taxes will be taken from one-third of each Settlement Share to account for the settlement of wage claims before it is distributed to the Class Member or his bankruptcy trustee. The resulting amount is the “Net Settlement Share.”

7.
The Net Settlement Shares and other amounts will be paid after final Court approval of the Settlement and after all rights to appeal or review are exhausted or any appeal or review has been resolved in favor of the Settlement.

8.
If five percent or more of Class Members and their bankruptcy trustees, or a number of Class Members and bankruptcy trustees whose Settlement Shares would be worth five percent or more of the Maximum Net Settlement Amount, timely submit completed Elections Not to Participate in Settlement, LoJack will have the right, but not the obligation, to rescind the Settlement, and the Settlement and all actions taken in its furtherance will be null and void. LoJack will notify Class Counsel and the Court whether it is exercising this right to rescind not later than 14 days after the Settlement Administrator notifies the parties of the number of valid Elections Not to Participate in Settlement, which the Settlement Administrator will provide within 14 days after the deadline for submission of the Election Not to Participate in Settlement forms.

9.
Class Member Release. As of the date of final approval of the Settlement by the Court, Class Members and their bankruptcy trustees (except for Class Members and bankruptcy trustees who submit valid and timely Election Not to Participate in Settlement forms) fully and finally release LoJack, and its parents, predecessors, successors, subsidiaries, affiliates, and trusts, and all of its employees, officers, agents, attorneys, stockholders, fiduciaries, other service providers, and assigns, from any and all claims, known and unknown, arising from or related to the claims and allegations made in the Rutti Class Action, whether arising under federal, state and/or local law, statute, ordinance, regulation, common law, or other source of law (“Participating Class Members’ Released Claims”). Participating Class Members’ Released Claims include, but are not limited to, all claims arising from or related to allegations that LoJack did not pay for all hours worked, did not provide meal and rest periods, did not reimburse for business-related expenses, did not pay all wages upon termination of employment, and engaged in practices in violation of California Business and Professions Code section 17200 et seq. Participating Class Members’ Released Claims also include all claims for unpaid wages and premiums, including minimum wages, overtime wages, meal and rest-period premiums, and interest; statutory and civil penalties, including, but not limited to, civil penalties under the California Labor Code Private Attorneys General Act, Cal. Lab. Code § 2698 et seq., recordkeeping penalties, pay-stub penalties, minimum-wage penalties, missed meal period and rest-period penalties, and waiting-time penalties; and attorneys’ fees and expenses. Participating Class Members’ Released Claims also include all such claims arising under the California Labor Code (including, but not limited to, sections 203, 226.7, 227.3, and 2698 et seq.); the wage orders of the California Industrial Welfare Commission; California Business and Professions Code section 17200 et seq.; the California common law of contract; the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.; federal common law; and the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq.

6

10.
Release Includes Claims You May Not Know About. The Participating Class Members’ Released Claims include all such claims, whether known or unknown. Thus, if you participate in the Settlement, then even if you discover facts in addition to or different from those that you now know or believe to be true with respect to the subject matter of the Participating Class Members’ Released Claims, those claims will remain released and forever barred. Therefore, as Class Members or their bankruptcy trustees, you expressly waive and relinquish the provisions, rights, and benefits of section 1542 of the California Civil Code, which reads:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

11.
Plaintiffs’ and Class Counsel’s Support of the Settlement. Plaintiffs as Class Representatives and Class Counsel support the Settlement. Their reasons include the risk of class decertification and a trial on the merits, the risk of loss on the merits, and the inherent delays and uncertainties associated with litigation. Based on their experience litigating similar cases, Class Counsel believe that further proceedings in this case, including a trial and probable appeals, would be very expensive and protracted. No one can confidently predict how the various legal questions at issue, including the amount of damages, would ultimately be resolved. Therefore, upon careful consideration of all of the facts and circumstances of this case, Class Counsel believes that the Settlement is fair, reasonable, and adequate.

WHAT ARE MY RIGHTS UNDER THE SETTLEMENT, AND HOW DO I OBTAIN A NET SETTLEMENT SHARE?

1.
Participating in the Settlement. Class Representatives and Class Counsel represent your interests as a Class Member or Class Member’s bankruptcy trustee. Unless you elect not to participate in the Settlement, you will be bound by the terms of the Settlement and any final judgment that may be entered by the Court, and you will be deemed to have released the claims against LoJack and the other released parties described above. As a Class Member or Class Member’s bankruptcy trustee, you will not be responsible for the payment of attorneys’ fees or reimbursement of litigation expenses unless you retain your own counsel, in which event you will be responsible for your own attorneys’ fees and expenses.

2.
Commenting on or Objecting to the Settlement. You may comment on or object to the terms of the Settlement before final approval, either by (1) mailing a written comment or objection to the Court, the Settlement Administrator, and counsel for the parties, or (2) appearing at the final approval hearing. If the Court rejects your comment or objection, however, you will still be bound by the terms of the Settlement, unless you also submit an Election Not to Participate in Settlement form.

3.
To comment or object, you must send a written comment or objection or a written notice of your intent to appear and comment or object at the final approval hearing to the Court and to counsel at the same addresses shown below.

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SEND YOUR NOTICE TO:
Clerk of Court
Superior Court, County of Los Angeles
Stanley Mosk Courthouse
111 N. Hill Street
Los Angeles, CA 90012

Also send copies of your notice to the settlement administrator and parties’ counsel as shown below:

CLASS COUNSEL
Matthew Righetti
John Glugoski
Righetti Glugoski, P.C.
456 Montgomery Street, Suite 1400
San Francisco, CA 94104
Telephone: (415) 983-0900
Facsimile: (415) 397-9005
SETTLEMENT ADMINISTRATOR
Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
Telephone: (415) 461-0410
Facsimile: (415) 461-0412

LOJACK’S COUNSEL
Jeffrey D. Wohl
Ryan C. Hess
Paul Hastings LLP
55 Second Street, 24th Floor
San Francisco, California 94105
Telephone: (415) 856-7000
Facsimile: (415) 856-7100
Michele A. Freedenthal
Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
Telephone: (213) 683-6000
Facsimile: (213) 627-0705
Daniel B. Chammas
Venable LLP
2049 Century Park East, Suite 2100
Los Angeles, California 90067
Telephone: (310) 229-9900
Facsimile: (310) 229-9901

DO NOT TELEPHONE THE COURT OR LOJACK’S COUNSEL.

4.
Any written comment or objection and/or notice of your intent to appear at the hearing must state each specific reason in support of your comment or objection and any legal support for each comment or objection. Your written comment or objection and/or notice of your intent to appear at the hearing must also state your full name, address, and the dates of your employment at LoJack (or, if you are a bankruptcy trustee, the full name, address, and the dates of employment of the Class Member for whose estate you are a trustee). To be valid and effective, you must file with the Court and serve on counsel for the parties any written comments or objections and/or notices of intent to appear at the hearing not later than [45 DAYS AFTER NOTICE MAILED], 2013, or, if the comment or objection pertains to the Class Representative Payments, the Special Anaya Settlement Payment, or the Class Counsel Fees Payment or Litigation Expenses Payment, 9 court days before April 30, 2013. A Class Member or Class Member’s bankruptcy trustee who fails to file and serve a written comment

8

or objection in the manner described above and by the specified deadline will be deemed to have waived any comments or objections and will be foreclosed from making any comments on or objections to the Settlement (whether by appeal or otherwise).

5.	Claiming a Net Settlement Share. The following paragraphs provide details regarding how to claim a Net Settlement Share.

(a)
Current Employees and Their Bankruptcy Trustees. If you are a Current Employee Class Member, or the bankruptcy trustee for a Current Employee Class Member, you will be entitled to a Net Settlement Share unless you submit an Election Not to Participate in Settlement form.

(b)
Former Employees and Their Bankruptcy Trustees. If you are a Former Employee or Former Employee’s bankruptcy trustee and wish to receive a Net Settlement Share, you must complete the enclosed Claim Form. The Claim Form must be completed, signed by you, and returned to the Settlement Administrator by not later than [45 DAYS AFTER NOTICE MAILED], 2013. You will not receive a Net Settlement Share unless you complete and timely submit the Claim Form, but you will remain bound by the Settlement (unless you submit an Election Not to Participate in Settlement form).

(c)
Employees Who Have Declared Bankruptcy After Their Final Employment with LoJack in a Class Position. If you filed for bankruptcy after your final employment with LoJack in a class position, you will be entitled to a Net Settlement Share if and only if you provide the Settlement Administrator with written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action. Otherwise, you will receive nothing, and your Net Settlement Share will be paid to your bankruptcy trustee.

(d)
Employees Who Have Declared Bankruptcy During Their Employment With LoJack in a Class Position. If you filed for bankruptcy during your employment with LoJack in a class position, you will be entitled to a full Net Settlement Share if and only if you provide the Settlement Administrator with written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action. Otherwise, you will receive only half of the portion of the Net Settlement Share attributable to the time you worked in a class position before you filed for bankruptcy; the other half will be paid to your bankruptcy trustee.

6.
Disputing the Number of Compensable Workweeks. If you dispute the time period during which you were employed in a class position by LoJack between April 5, 2002, and December 3, 2012, listed on your Claim Form (if you are a former employee or bankruptcy trustee for such an individual) or on your Class Member Settlement Information Sheet (if you are a current employee or bankruptcy trustee for such an individual), you must ask the Settlement Administrator to resolve the matter. In order to do so, you must return the Claim Form or Class Member Settlement Information Sheet to the Settlement Administrator by [45 DAYS AFTER NOTICE MAILED], informing the Settlement Administrator of the fact of the dispute and the basis for your contention that a different number of compensable workweeks is correct for you (including any documentary evidence that you have to support your

9

contention). In the event of such a dispute, LoJack will review its payroll and personnel records to verify the time period during which you (or the Class Member) were employed. LoJack’s records will have a rebuttable presumption of correctness. After consultation with you, Class Counsel, and LoJack, the Settlement Administrator will make a determination of the dates you (or the Class Member) worked, and that determination will be final, binding on you and LoJack, and non-appealable.

7.
Excluding Yourself from the Class and the Settlement. If you wish to exclude yourself from the Class and the Settlement, you must complete the enclosed form of Election Not to Participate in Settlement (“Election Not to Participate”). The Election Not to Participate must be completed, signed by you, and mailed to the Settlement Administrator by not later than [45 DAYS AFTER NOTICE MAILED], 2013. If the Settlement is approved by the Court, a Class Member or bankruptcy trustee who fails to mail an Election Not to Participate in the manner and by the deadline specified above will be bound by all terms and conditions of the Settlement and the Judgment, regardless of whether he or she has objected to the Settlement and whether or not he or she has submitted a Claim Form. A Class Member or bankruptcy trustee may only submit a Claim Form OR an Election Not to Participate. If a Class Member or bankruptcy trustee sends both forms, the Election Not to Participate will be deemed invalid.

8.
Any eligible person who files a complete and timely Election Not to Participate will, upon receipt, no longer be a member of the Settlement Class and will not be eligible to receive a Net Settlement Share. Any such person, at his or her own expense, may pursue any claims he or she may have against LoJack, its affiliates, predecessor, or acquired companies. An incomplete Election Not to Participate will be deemed invalid. An Election Not to Participate submitted with a Claim Form will also be deemed invalid.

9.	Consistent with LoJack’s policies, there will be no retaliation or adverse action taken against any Class Member who participates in the Settlement or elects not to participate in the Settlement.

10.
The Settlement Administrator’s Address. The Court has appointed Gilardi & Co., LLC to act as an independent Settlement Administrator. If applicable, send your Claim Form for Settlement Share, your Class Member Settlement Information Sheet, your Election Not to Participate in Settlement, or your written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action to the Settlement Administrator at the following address:

LoJack Settlement Administrator
Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901

FINAL SETTLEMENT APPROVAL HEARING

10

The Court will hold a final approval hearing on April 30, 2013, at 8:30 a.m., in Department 17 of the Los Angeles Superior Court, Stanley Mosk Courthouse, 111 N. Hill Street, 3rd Floor, Los Angeles, CA 90012 to determine whether the Settlement should be finally approved as fair, reasonable, and adequate. The Court will also be asked to approve the requests for the Class Representative Payments, the Special Anaya Settlement Payment, and Class Counsel’s Attorneys’ Fees and Litigation Expenses Payments.
The hearing may be postponed without further notice to the Class. It is not necessary for you to appear at this hearing. If you have given notice of your comment on or objection to the Settlement, you may appear at the hearing at your option so long as you have filed with the Court and served on counsel for the parties a notice of intent to appear by [45 DAYS AFTER NOTICE MAILED], 2013.

GETTING MORE INFORMATION
The above is a summary of the basic terms of the Settlement. For the precise terms and conditions of the Settlement, you are referred to the detailed Settlement Agreement, which will be on file with the Clerk of the Court. The pleadings and other records in this litigation, including the Settlement Agreement, may be examined at the Clerk’s Office, Los Angeles Superior Court, Stanley Mosk Courthouse, 111 North Hill Street, Los Angeles, CA 90012, during the hours of 8:30 a.m. and 4:30 p.m., Monday through Friday, excluding Court holidays, or you may contact Class Counsel or the Settlement Administrator.
PLEASE DO NOT TELEPHONE THE COURT OR LOJACK’S COUNSEL FOR INFORMATION REGARDING THIS SETTLEMENT OR THE CLAIM PROCESS! YOU MAY, HOWEVER, CALL CLASS COUNSEL LISTED ABOVE.
DATED: _______ __, 2012.        BY ORDER OF JUDGE RICHARD E. RICO
Judge of the Superior Court

11

EXHIBIT B-1
[CLAIM FORM FOR SETTLEMENT SHARE FOR FORMER CLASS MEMBERS WHO ARE NOT BANKRUPT CLASS MEMBERS]

Exhibit B-1
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
CLAIM FORM FOR SETTLEMENT SHARE (FORM FE/NBK)
PLEASE PRINT CLEARLY

|||||||||||||||||||||||||||||||||| BAJ-«Claim»-«CD» «MailREc» «First1» «Last1» «Addr1» «Addr2» «City», «St» «Zip»	Name/Address Changes: ____________________________________________
Daytime Telephone Number (please include)

If you were employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012 (or are the trustee for the bankruptcy estate of such an individual), you may be eligible to participate in the settlement (the “Settlement”) of the class action Mike Rutti et al. v. LoJack Corporation, Inc., Los Angeles County Superior No. BC381043 (the “Rutti Class Action”).
Pursuant to the Order of the Los Angeles County Superior Court, entered December 3, 2012, in order to receive a payment resulting from the Settlement, you must sign this Claim Form and return it to the Settlement Administrator by (1) pre-paid mail, postmarked not later than [45 days after Notice mailed], 2012, at the address shown below; or (2) facsimile at the facsimile number shown below so that it is received not later than [45 days after Notice mailed], 2012:
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
Telephone: (415) 461-0410
Facsimile: (415) 461-0412
If you fail to submit your Claim Form by [45 days after Notice mailed], 2012, your claim will be rejected, and you will not receive any money in connection with the Settlement (although you will be bound by the other provisions of the Settlement). A Claim Form will be deemed submitted timely when postmarked or facsimiled not later than [45 days after Notice mailed], 2012. It is your obligation to deliver this Claim Form timely. Therefore, it is recommended that you use certified mail or obtain a facsimile verification sheet to have a record of the timely return of your Claim Form.
CLAIM INFORMATION
LoJack’s records show that you worked for LoJack as a Class Member during the applicable Claims Period. Listed below, from LoJack’s records, are the dates you worked as a Class Member during the Claims Period and an approximate dollar amount you may receive if you timely submit this Claim Form. If you believe the employment dates or leave of absence dates listed below are incorrect, you may list on this form in the space provided below what you believe to be the correct employment dates or leave of absence dates. Since LoJack’s records are presumed to be correct, you should also send the Settlement Administrator any documents or other information that support your belief. The Settlement Administrator will resolve any dispute based on LoJack’s records and any information you provide.
According to LoJack’s records, you are a Class Member with the following dates of employment and leaves of absence:

DATES OF EMPLOYMENT AS A CLASS MEMBER	DATES OF LEAVES OF ABSENCE OVER 21 DAYS	NUMBER OF COMPENSABLE WORKWEEKS DURING THE CLAIMS PERIOD	YOUR APPROXIMATE CLASS PAYMENT UNDER THE SETTLEMENT*
xxxxx - xxxxxx	xxxxx - xxxxxx	xxxxxx	$xxx.xx

If you dispute the above information, please provide details here:

Class Member Release:
As indicated in the Notice of Settlement of Class Action, I understand and agree that by signing and submitting this Claim Form, and otherwise participating as a Class Member, as of the date of final approval of the Settlement, I hereby fully and finally release LoJack, and its parents, predecessors, successors, subsidiaries, affiliates, and trusts, and all of its employees, officers, agents, attorneys, stockholders, fiduciaries, other service providers, and assigns, from any and all claims, known and unknown, arising from or related to the claims and allegations made in the Rutti Class Action, whether arising under federal, state and/or local law, statute, ordinance, regulation, common law, or other source of law. These released claims include, but are not limited to, all claims arising from or related to allegations that LoJack did not pay for all hours worked, did not provide meal and rest periods, did not reimburse for business-related expenses, did not pay all wages upon termination of employment, and engaged in practices in violation of California Business and Professions Code section 17200 et seq. These released claims also include all claims for unpaid wages and premiums, including minimum wages, overtime wages, meal and rest-period premiums, and interest; statutory and civil penalties, including, but not limited to, civil penalties under the California Labor Code Private Attorneys General Act, Cal. Lab. Code § 2698 et seq., recordkeeping penalties, pay-stub penalties, minimum-wage penalties, missed meal period and rest-period penalties, and waiting-time penalties; and attorneys’ fees and expenses. Participating Class Members’ Released Claims also include all such claims arising under the California Labor Code (including, but not limited to, sections 203, 226.7, 227.3, and 2698 et seq.); the wage orders of the California Industrial Welfare Commission; California Business and Professions Code section 17200 et seq.; the California common law of contract; the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.; federal common law; and the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq.

If I later discover facts in addition to or different from those that I now know or believe to be true with respect to the subject matter of the released claims, those claims will remain released and forever barred. Therefore, as a Class Member, I expressly waive and relinquish the provisions, rights, and benefits of section 1542 of the California Civil Code, which reads:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
If I am the trustee of the estate of a Class Member, I have provided appropriate documentation about the capacity in which I am submitting this Claim Form on separate sheets attached.
Dated:
        (Signature)

(Printed Name)

Taxpayer Identification Number Certification - Substitute IRS Form W-9
{{ClaimID}}

Enter your Social Security Number (SSN) or Employer Identification Number (EIN):
SSN: __ __ __ -- __ __ -- __ __ __ __ OR EIN: __ __ -- __ __ __ __ __ __ __

Check Appropriate box: Individual/Sole Prop. Other

Print name as shown on your income tax return if different from «Payee»: _______________
Under penalties of perjury, I certify that:

1.	The taxpayer identification number shown on this form is my correct taxpayer identification number, and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. person (including a U.S. resident alien). Please Check one: Yes No

Note: If you have been notified by the IRS that you are subject to backup withholding, you must cross out item 2 above.

The IRS does not require your consent to any provision of this document other than this Form W-9 certification to avoid backup withholding.

EXHIBIT B-2
[CLAIM FORM FOR SETTLEMENT SHARE FOR FORMER CLASS MEMBERS WHO ARE BANKRUPT CLASS MEMBERS]

Exhibit B-2
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
CLAIM FORM FOR SETTLEMENT SHARE (FORM FE/BK)
PLEASE PRINT CLEARLY

|||||||||||||||||||||||||||||||||| BAJ-«Claim»-«CD» «MailREc» «First1» «Last1» «Addr1» «Addr2» «City», «St» «Zip»	Name/Address Changes: ____________________________________________
Daytime Telephone Number (please include)

If you were employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012, you may be eligible to participate in the settlement (the “Settlement”) of the class action Mike Rutti et al. v. LoJack Corporation, Inc., Los Angeles County Superior No. BC381043 (the “Rutti Class Action”).
Pursuant to the Order of the Los Angeles County Superior Court, entered December 3, 2012, in order to receive a payment resulting from the Settlement, you must sign this Claim Form and return it to the Settlement Administrator by (1) pre-paid mail, postmarked not later than [45 days after Notice mailed], 2012, at the address shown below; or (2) facsimile at the facsimile number shown below so that it is received not later than [45 days after Notice mailed], 2012:
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
Telephone: (415) 461-0410
Facsimile: (415) 461-0412
If you fail to submit your Claim Form by [45 days after Notice mailed], 2012, your claim will be rejected, and you will not receive any money in connection with the Settlement (although you will be bound by the other provisions of the Settlement). A Claim Form will be deemed submitted timely when postmarked or facsimiled not later than [45 days after Notice mailed], 2012. It is your obligation to deliver this Claim Form timely. Therefore, it is recommended that you use certified mail or obtain a facsimile verification sheet to have a record of the timely return of your Claim Form.
CLAIM INFORMATION
LoJack’s records show that you worked for LoJack as a Class Member during the applicable Claims Period. Listed below, from LoJack’s records, are the dates you worked as a Class Member during the Claims Period and an approximate dollar amount you may receive if you timely submit this Claim Form. If you believe the employment dates or leave of absence dates listed below are incorrect, you may list on this form in the space provided below what you believe to be the correct employment dates or leave of absence dates. Since LoJack’s records are presumed to be correct, you should also send the Settlement Administrator any documents or other information that support your belief. The Settlement Administrator will resolve any dispute based on LoJack’s records and any information you provide.
According to LoJack’s records, you are a Class Member with the following dates of employment and leaves of absence:

DATES OF EMPLOYMENT AS A CLASS MEMBER	DATES OF LEAVES OF ABSENCE OVER 21 DAYS	NUMBER OF COMPENSABLE WORKWEEKS DURING THE CLAIMS PERIOD	YOUR APPROXIMATE CLASS PAYMENT UNDER THE SETTLEMENT*
xxxxx - xxxxxx	xxxxx - xxxxxx	xxxxx	$xxx.xx

If you dispute the above information, please provide details here:

Our records also show that you filed for bankruptcy during or after your employment in a class position, and that the trustee of your bankruptcy estate is:

[Name]
[Address]
[Phone Number]

If you filed for bankruptcy during your employment in a class position:
In order to receive your full Net Settlement Share, you must provide a written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action to the Settlement Administrator, postmarked not later than [45 days after Notice mailed]. Otherwise, you will only receive half of the portion of your Net Settlement Share attributable to the time you worked in a class position before you filed for bankruptcy; the other half will be paid to your bankruptcy trustee. You will receive 100% of the amount attributable to the time you worked in a class position after you filed for bankruptcy, regardless of whether you provide a written confirmation of abandonment of claims to the Settlement Administrator.

If you filed for bankruptcy after your final employment in a class position:
In order to receive any portion of your Net Settlement Share, you must provide a written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action to the Settlement Administrator, postmarked not later than [45 days after Notice mailed]. Otherwise, your entire Net Settlement Share will be paid to your bankruptcy trustee, and you will receive no portion of your net Settlement Share.
Class Member Release:
As indicated in the Notice of Settlement of Class Action, I understand and agree that by signing and submitting this Claim Form, and otherwise participating as a Class Member, as of the date of final approval of the Settlement, I hereby fully and finally release LoJack, and its parents, predecessors, successors, subsidiaries, affiliates, and trusts, and all of its employees, officers, agents, attorneys, stockholders, fiduciaries, other service providers, and assigns, from any and all claims, known and unknown, arising from or related to the claims and allegations made in the Rutti Class Action, whether arising under federal, state and/or local law, statute, ordinance, regulation, common law, or other source of law. These released claims include, but are not limited to, all claims arising from or related to allegations that LoJack did not pay for all hours worked, did not provide meal and rest periods, did not reimburse for business-related expenses, did not pay all wages upon termination of employment, and engaged in practices in violation of California Business and Professions Code section 17200 et seq. These released claims also include all claims for unpaid wages and premiums, including minimum wages, overtime wages, meal and rest-period premiums, and interest; statutory and civil penalties, including, but not limited to, civil penalties under the California Labor Code Private Attorneys General Act, Cal. Lab. Code § 2698 et seq., recordkeeping penalties, pay-stub penalties, minimum-wage penalties, missed meal period and rest-period penalties, and waiting-time penalties; and attorneys’ fees and expenses. Participating Class Members’ Released Claims also include all such claims arising under the California Labor Code (including, but not limited to, sections 203, 226.7, 227.3, and 2698 et seq.); the wage orders of the California Industrial Welfare Commission; California Business and Professions Code section 17200 et seq.; the California common law of contract; the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.; federal common law; and the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq.

If I later discover facts in addition to or different from those that I now know or believe to be true with respect to the subject matter of the released claims, those claims will remain released and forever barred. Therefore, as a Class Member, I expressly waive and relinquish the provisions, rights, and benefits of section 1542 of the California Civil Code, which reads:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Dated:
        (Signature)

(Printed Name)

Taxpayer Identification Number Certification - Substitute IRS Form W-9
{{ClaimID}}

Enter your Social Security Number (SSN) or Employer Identification Number (EIN):
SSN: __ __ __ -- __ __ -- __ __ __ __ OR EIN: __ __ -- __ __ __ __ __ __ __

Check Appropriate box: Individual/Sole Prop. Other

Print name as shown on your income tax return if different from «Payee»: ________________
Under penalties of perjury, I certify that:

1.	The taxpayer identification number shown on this form is my correct taxpayer identification number, and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. person (including a U.S. resident alien). Please Check one: Yes No

Note: If you have been notified by the IRS that you are subject to backup withholding, you must cross out item 2 above.

The IRS does not require your consent to any provision of this document other than this Form W-9 certification to avoid backup withholding.

EXHIBIT C-1
[CLASS MEMBER SETTLEMENT INFORMATION SHEET FOR CURRENT CLASS MEMBERS WHO ARE NOT BANKRUPT CLASS MEMBERS]

Exhibit C-1
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
CLASS MEMBER SETTLEMENT INFORMATION SHEET (FORM CE/NBK)
RETURN THIS FORM ONLY IF THE INFORMATION SHOWN BELOW IS NOT CORRECT
If you were employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012, you may be eligible to participate in the settlement (the “Settlement”) of the class action Mike Rutti et al. v. LoJack Corporation, Inc., Los Angeles County Superior No. BC381043 (the “Rutti Class Action”).

If you want to receive a share of the Settlement, review the information below to confirm that your contact and personnel information is correct.

If this information is accurate, do not return this sheet: you automatically will receive your Net Settlement Share unless you submit an election not to participate.

If the information below is not correct, provide corrected information, date and sign this claim form under penalty of perjury (at the bottom of the page), and mail it, postmarked not later than [45 days after Notice mailed], 2012, to:
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
Telephone: (415) 461-0410
Facsimile: (415) 461-0412
PERSONNEL INFORMATION FOR CLASS MEMBER RECEIVING THIS NOTICE

Name:	__________________________________
Mailing Address:	____________________________________ ____________________________________ ____________________________________

According to LoJack’s records, you are a Class Member with the following dates of employment and leaves of absence:

DATES OF EMPLOYMENT AS A CLASS MEMBER	DATES OF LEAVES OF ABSENCE OVER 21 DAYS	NUMBER OF COMPENSABLE WORKWEEKS DURING THE CLAIMS PERIOD	YOUR APPROXIMATE CLASS PAYMENT UNDER THE SETTLEMENT*
xxxxx - xxxxxx	xxxxx - xxxxxx	xxxxxx	$xxx.xx
IF ANY OF THE INFORMATION SHOWN ABOVE IS NOT CORRECT, PLEASE SO INDICATE BELOW. IF YOU ARE DISPUTING YOUR NUMBER OF WORKWEEKS, STATE BELOW WHAT YOU BELIEVE TO BE THE CORRECT NUMBER OF WORKWEEKS AND ATTACH ANY DOCUMENTATION THAT SUPPORTS YOUR CONTENTION.

Corrected Information
Corrected name	________________________________________
Corrected mailing address (include telephone number, starting with area code)	________________________________________ ________________________________________ ________________________________________
Corrected number of compensable workweeks (include any supporting documentation) (DO NOT include any workweeks before April 5, 2002, or after December 3, 2012)	________________________________________
I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct and was executed on _______________ ____, 2012.
(month)     (day)
___________________________
(Signature)

EXHIBIT C-2
[CLASS MEMBER SETTLEMENT INFORMATION SHEET FOR CURRENT CLASS MEMBERS WHO ARE BANKRUPT CLASS MEMBERS]

Exhibit C-2
Rutti v. LoJack Corporation
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
CLASS MEMBER SETTLEMENT INFORMATION SHEET (FORM CE/BK)
RETURN THIS FORM ONLY IF THE INFORMATION SHOWN BELOW IS NOT CORRECT
If you were employed by LoJack Corporation in the State of California as an installation technician, senior installation technician, field specialist, senior field specialist, installer, and/or senior installer at any time from April 5, 2002, through December 3, 2012, you may be eligible to participate in the settlement (the “Settlement”) of the class action Mike Rutti et al. v. LoJack Corporation, Inc., Los Angeles County Superior No. BC381043 (the “Rutti Class Action”).
Our records show that you filed for bankruptcy during or after your employment in a class position, and that the trustee of your bankruptcy estate is:
[Name]
[Address]
[Phone Number]
In order to receive your full Net Settlement Share, you must provide a written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action to the Settlement Administrator, postmarked not later than [45 days after Notice mailed]. Otherwise, you will only receive half of the portion of your Net Settlement Share attributable to the time you worked in a class position before you filed for bankruptcy; the other half will be paid to your bankruptcy trustee. You will receive 100% of the amount attributable to the time you worked in a class position after you filed for bankruptcy, regardless of whether you provide a written confirmation of abandonment of claims to the Settlement Administrator.
If you want to receive a share of the Settlement, please also review the information below to confirm that your contact and personnel information is correct. If this information is accurate, do not return this sheet. You will automatically be eligible to receive your Net Settlement Share unless you submit an election not to participate. However, as explained above, the amount you receive will depend on whether you submit a written confirmation of abandonment by your bankruptcy trustee of the claims asserted on your behalf in the Rutti Class Action to the Settlement Administrator.
If the information below is not correct, provide corrected information, date and sign this claim form under penalty of perjury (at the bottom of the page), and mail it, postmarked not later than [45 days after Notice mailed], 2012, to:
Rutti v. LoJack Corporation

Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
Telephone: (415) 461-0410
Facsimile: (415) 461-0412
PERSONNEL INFORMATION FOR CLASS MEMBER RECEIVING THIS NOTICE

Name:	__________________________________
Mailing Address:	____________________________________ ____________________________________ ____________________________________
According to LoJack’s records, you are a Class Member with the following dates of employment and leaves of absence:

DATES OF EMPLOYMENT AS A CLASS MEMBER	DATES OF LEAVES OF ABSENCE OVER 21 DAYS	NUMBER OF COMPENSABLE WORKWEEKS DURING THE CLAIMS PERIOD	YOUR APPROXIMATE CLASS PAYMENT UNDER THE SETTLEMENT*
xxxxx - xxxxxx	xxxxx - xxxxxx	xxxxxx	$xxx.xx
IF ANY OF THE INFORMATION SHOWN ABOVE IS NOT CORRECT, PLEASE SO INDICATE BELOW. IF YOU ARE DISPUTING YOUR NUMBER OF WORKWEEKS, STATE BELOW WHAT YOU BELIEVE TO BE THE CORRECT NUMBER OF WORKWEEKS AND ATTACH ANY DOCUMENTATION THAT SUPPORTS YOUR CONTENTION.

Corrected Information
Corrected name	________________________________________
Corrected mailing address (include telephone number, starting with area code)	________________________________________ ________________________________________ ________________________________________
Corrected name, address, and telephone number of bankruptcy trustee	________________________________________ ________________________________________ ________________________________________
Corrected number of compensable workweeks (include any supporting documentation) (DO NOT include any workweeks before April 5, 2002, or after December 3, 2012)	________________________________________
I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct and was executed on _______________ _____, 2012.
(month)     (day)
___________________________
(Signature)

EXHIBIT D
[ELECTION NOT TO PARTICIPATE IN SETTLEMENT]

Exhibit D
Rutti v. LoJack Corporation,
Settlement Administrator
c/o Gilardi & Co., LLC
3301 Kerner Blvd., #100
San Rafael, CA 94901
Telephone: (415) 461-0410
Facsimile: (415) 461-0412

Election Not to Participate in Settlement
This Form Must Be Postmarked Not Later than [45 days after Notice mailed], 2012.
Please print your name and address below:
Name: ___________________________________________
Address: _________________________________________
_________________________________________________
_________________________________________________
(___ ___ ___) ___ ___ ___ - ___ ___ ___ ___
Daytime Telephone Number

Instructions
You have the right to exclude yourself from the class and the settlement (the “Settlement”) of the class action lawsuit Mike Rutti et al. v. LoJack Corporation, Inc., Los Angeles County Superior No. BC381043 (the “Rutti Class Action”). If you exclude yourself from the class and the Settlement, (a) you will have no right to receive any money under the Settlement; (b) you will not be bound by the terms of the Settlement; and (c) you will have no right to object to the Settlement and be heard at the fairness hearing.
If you wish to exclude yourself from the class and the Settlement, you must sign and return this Election Not to Participate in Settlement to the Settlement Administrator, c/o Gilardi & Co., LLC at the address listed above. To be timely, your election not to participate form must be postmarked not later than [45 days after Notice mailed], 2012.

Election Not to Participate Signature
By signing this Election Not to Participate in Settlement, I hereby exclude myself from the class and the Settlement of the Rutti Class Action. By signing this document, I understand that I will have no right to receive any money under the Settlement in this case.

Dated: __ __ / __ __ / __ __ __ __    ____________________________________
Signature

EXHIBIT E
[ORDER OF PRELIMINARY APPROVAL OF SETTLEMENT]

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28	EXHIBIT E

MATTHEW RIGHETTI (Cal. State Bar No. 121012)
JOHN GLUGOSKI (Cal. State Bar No. 191551)
RIGHETTI GLUGOSKI, P.C.
456 Montgomery Street, Suite 1400
San Francisco, California 94104
Telephone: (415) 983-0900
Facsimile: (415) 397-9005
matt@righettilaw.com
jglugoski@righettilaw.com

Attorneys for Plaintiffs Mike Rutti, Gerson Anaya,
Christian Furtado, and James Hamilton

JEFFREY D. WOHL (Cal. State Bar No. 96838)
RYAN C. HESS (Cal. State Bar No. 263079)
PAUL HASTINGS LLP
55 Second Street, 24th Floor
San Francisco, California 94105
Telephone: (415) 856-7000
Facsimile: (415) 856-7100
jeffwohl@paulhastings.com
ryanhess@paulhastings.com

Attorneys for Defendant
LoJack Corporation

(additional counsel on next page)

SUPERIOR COURT OF CALIFORNIA

COUNTY OF LOS ANGELES

ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT

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MIKE RUTTI et al., Plaintiffs, vs. LOJACK CORPORATION, INC., and DOES 1-50, inclusive, Defendants.
NO. BC381043
[PROPOSED] ORDER
(1) GRANTING MOTION FOR PRELIMINARY APPROVAL OF CLASS
ACTION SETTLEMENT,
(2) APPROVING CLASS NOTICE, AND
(3) SETTING HEARING FOR FINAL
APPROVAL OF SETTLEMENT
Date:
Time:
Dept.: 17
Judge: Hon. Richard E. Rico

CLASS ACTION

MICHELE A. FREEDENTHAL (Cal. State Bar No. 150323)
PAUL HASTINGS LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071-2228
Telephone: (213) 683-6000
Facsimile: (213) 627-0705
shellyfreedenthal@paulhastings.com

DANIEL B. CHAMMAS (Cal. State Bar No. 204825)
VENABLE LLP
2049 Century Park East, Suite 2100
Los Angeles, California 90067
Telephone: (310) 229-9900
Facsimile: (310) 229-9901
dchammas@Venable.com

Attorneys for Defendant
LoJack Corporation

ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT

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On ___________, 2012, a hearing was held on the joint motion of plaintiffs Mike Rutti, Christian Furtado, and James Hamilton, and defendant LoJack Corporation (“LoJack”), for preliminary approval of the parties’ proposed settlement, approval of the notice to be sent to the class and bankruptcy trustees about the settlement and the forms of claim form for settlement share, class member settlement information, and election not to participate in the settlement, and the setting of a date for the hearing on final approval of the settlement. John J. Glugoski of Righetti Glugoski, P.C., appeared for plaintiffs, and Jeffrey D. Wohl of Paul Hastings LLP appeared for LoJack.
The Court having read and considered the papers on the motion, the arguments of counsel, and the law, and good cause appearing therefore,
IT IS ORDERED:
1.The parties’ Settlement Agreement (the “Settlement”) (Declaration of John J. Glugoski in Support of Joint Motion for Preliminary Approval of Class Action Settlement, [“Glugoski Decl.”], Exh. 1) is granted preliminary approval as it meets the criteria for preliminary settlement approval. The Settlement falls within the range of possible approval as fair, adequate and reasonable, and appears to be the product of arm’s-length and informed negotiations and to treat all Class Members fairly.
2.The parties’ proposed notice plan is constitutionally sound because individual Class Notices will be mailed to each and all class members and class members’ bankruptcy trustees whose identities are known to the parties, and such notice is the best notice practicable. The parties’ proposed Notice of Proposed Class Action Settlement and Final Approval Hearing (“Class Notice”) (Settlement Agreement, Exh. A), and proposed Claim Form for Settlement Share, Class Member Settlement Information Sheet, and Election Not to Participate in Settlement forms (id., Exhs. B-1, B-2, C-1, C-2, D) are sufficient to inform Class Members and bankruptcy trustees of the terms of the Settlement,

ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT

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their rights under the Settlement, their rights to object to the settlement, any actions they need to take in order to receive their respective Net Settlement Shares under the Settlement, their right to elect not to participate in the Settlement, and the processes for doing so, and the date and location of the final approval hearing and are therefore approved.
3.Class Members who were employed by LoJack as of [date of the order granting preliminary approval] and have not filed for bankruptcy during their employment with LoJack will automatically receive a Net Settlement Share unless they submit a valid and timely Election Not to Participate in Settlement form.
4.Class Members who were not employed by LoJack as of [date of the order granting preliminary approval], and the bankruptcy trustees of such Class Members, must complete and submit by __________, 2012 (45 days following the mailing of the Class Notice), a Claim Form for Settlement Share in order to be eligible to receive a Net Settlement Share.
5.Any Class Member or bankruptcy trustee who wishes to comment on or object to the Settlement or who elects not to participate in the Settlement has until __________, 2012 (45 days following the mailing of the Class Notice), to submit his or her comment, objection, or Election Not to Participate pursuant to the procedures set forth in the Notice of Settlement.
6.Gilardi & Co., LLC, is appointed to act as the Settlement Administrator, pursuant to the terms set forth in the Settlement.
7.Notice shall be disseminated according to the notice plan described in the Settlement Agreement and substantially in the form submitted by the parties. Proof of distribution of notice shall be filed by the parties at or prior to the final approval hearing.
8.LoJack is directed to provide the Settlement Administrator not later than ______, 2012 (20 days following preliminary approval), the Class Members’ data and bankruptcy trustee information consisting of the names and current or last known mailing addresses and other information specified by the Settlement Agreement it has for the Class Members and their bankruptcy

ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT

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trustees. Class Counsel are directed to provide information regarding bankruptcy trustees to the Settlement Administrator if LoJack’s information is inaccurate or incomplete and Class Counsel are able to obtain such information from Class Members.
9.The Settlement Administrator is directed to mail the approved Class Notice, Claim Form for Settlement Share or Class Member Settlement Information Sheet, and Election Not to Participate in Settlement forms by first-class mail to the Class Members and bankruptcy trustees not later than ________, 2012 (20 days following receipt of the Class Members’ Data and bankruptcy trustee information).
10.A final hearing will be held on ______ ___, 2013, at ____ __.m., to determine whether the Settlement should be granted final approval as fair, reasonable, and adequate as to the Class Members. The Court will hear all evidence and argument necessary to evaluate the Settlement, and will consider plaintiffs’ request for Class Representative Payments, the Special Anaya Settlement Payment, and Class Counsel’s request for Class Counsel’s Attorneys’ Fees and Litigation Expenses. Class Members, their bankruptcy trustees, and their counsel may support or oppose the Settlement and the motion for awards of the Class Representative Payments, the Special Anaya Settlement Payment, and the Class Counsel Attorneys’ Fees and Litigation Expenses, if they so desire, in the manner outlined in the Class Notice and Settlement agreement.
11.Any Class Member or bankruptcy trustee may appear at the final approval hearing in person or by his or her own attorney, and show cause why the Court should, or should not, finally approve the Settlement, or object to the motion for awards of the Class Representative Payments, the Special Anaya Settlement Payment, and the Class Counsel’s Fees Payment and Litigation Expenses Payment. For any comments or objections to be considered at the hearing, the Class Member or bankruptcy trustee must file comments with the Clerk of Court indicating briefly the nature of the Class Member’s or bankruptcy trustee’s comments, support or objection. Such comments must be filed with the Court, and served on counsel for the parties, not later than [45

ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT

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DAYS OF THE INITIAL MAILING OF THE CLASS NOTICE], 2012, with respect to approval of the Settlement, or [9 COURT DAYS BEFORE FINAL APPROVAL HEARING], 2012, with respect to approval of the awards for the Class Representative Payments, the Special Anaya Settlement Payment, and the Class Counsel’s Fees Payment and Litigation Expenses Payment.
12.The Court reserves the right to continue the date of the final approval hearing without further notice to Class Members or their bankruptcy trustees. The Court retains jurisdiction to consider all further applications arising out of or in connection with the Settlement.

Dated: ______ ___, 2012.	Richard E. Rico Judge of the Superior Court

ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT

EXHIBIT F

[ORDER OF FINAL JUDGMENT AND DISMISSAL WITH PREJUDICE]

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28	EXHIBIT F

MATTHEW RIGHETTI (Cal. State Bar No. 121012)
JOHN GLUGOSKI (Cal. State Bar No. 191551)
RIGHETTI GLUGOSKI, P.C.
456 Montgomery Street, Suite 1400
San Francisco, California 94104
Telephone: (415) 983-0900
Facsimile: (415) 397-9005
matt@righettilaw.com
jglugoski@righettilaw.com

Attorneys for Plaintiffs Mike Rutti, Gerson Anaya,
Christian Furtado, and James Hamilton

JEFFREY D. WOHL (Cal. State Bar No. 96838)
RYAN C. HESS (Cal. State Bar No. 263079)
PAUL HASTINGS LLP
55 Second Street, 24th Floor
San Francisco, California 94105
Telephone: (415) 856-7000
Facsimile: (415) 856-7100
jeffwohl@paulhastings.com
ryanhess@paulhastings.com

Attorneys for Defendant
LoJack Corporation

(additional counsel on next page)

SUPERIOR COURT OF CALIFORNIA

COUNTY OF LOS ANGELES

MIKE RUTTI et al., Plaintiffs, vs. LOJACK CORPORATION, INC., and DOES 1-50, inclusive, Defendants.	NO. BC381043 [PROPOSED] ORDER OF FINAL JUDGMENT AND DISMISSAL WITH PREJUDICE Date: Time: Dept.: 17 Judge: Honorable Richard E. Rico CLASS ACTION

ORDER OF FINAL JUDGMENT AND DISMISSAL WITH PREJUDICE

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

MICHELE A. FREEDENTHAL (Cal. State Bar No. 150323)
PAUL HASTINGS LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071-2228
Telephone: (213) 683-6000
Facsimile: (213) 627-0705
shellyfreedenthal@paulhastings.com

DANIEL B. CHAMMAS (Cal. State Bar No. 204825)
VENABLE LLP
2049 Century Park East, Suite 2100
Los Angeles, California 90067
Telephone: (310) 229-9900
Facsimile: (310) 229-9901
dchammas@Venable.com

Attorneys for Defendant
LoJack Corporation

ORDER OF FINAL JUDGMENT AND DISMISSAL WITH PREJUDICE

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

On __________, 2012, a hearing was held on the joint motion of plaintiffs Mike Rutti, Christian Furtado, and James Hamilton, and defendant LoJack Corporation (“LoJack”) for final approval of their class settlement (the “Settlement”) and payments to the Labor and Workforce Development Agency and the Settlement Administrator. John J. Glugoski of Righetti Glugoski, P.C., appeared for plaintiffs, and Jeffrey D. Wohl of Paul Hastings LLP appeared for LoJack.
The parties have submitted their Settlement, which this Court preliminarily approved by its __________, 2012, order. In accordance with the preliminary approval order, class members and class members’ bankruptcy trustees have been given notice of the terms of the Settlement and the opportunity to comment on or object to it or to exclude themselves from its provisions.
Having received and considered the Settlement, the supporting papers filed by the parties, and the evidence and argument received by the Court at the preliminary approval hearing held on ____________, 2012, and the final approval hearing on __________, 2012, the Court grants final approval of the Settlement, and HEREBY ORDERS and MAKES DETERMINATIONS as follows:
1.Pursuant to this Court’s order of ____________, 2012, a Notice of Class Action Settlement and Final Approval Hearing, Claim Form for Settlement Share or Class Member Settlement Information Sheet, and a form of Election Not to Participate in Settlement were sent to each class member and bankruptcy trustee, by first-class mail. These papers informed class members and bankruptcy trustees of the terms of the Settlement, the actions (if any) they needed to take in order to receive a Net Settlement Share, their right to comment on or object to the Settlement or to elect not to participate in the Settlement and pursue their own remedies, and their right to appear in person or by counsel at the final approval hearing and be heard regarding approval of the Settlement. Adequate periods of time were provided by each of these procedures. [___ class members and bankruptcy trustees filed written objections to the proposed settlement as part of this notice process or stated an intent to appear at the final approval hearing.]

ORDER OF FINAL JUDGMENT AND DISMISSAL WITH PREJUDICE

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2.    The Court finds and determines that this notice procedure afforded adequate protections to class members and bankruptcy trustees and provides the basis for the Court to make an informed decision regarding approval of the settlement based on the responses of class members and bankruptcy trustees. The Court finds and determines that the notice provided in this case was the best notice practicable, which satisfied the requirements of law and due process.
3.    [The Court finds that ___ class member(s) and bankruptcy trustee(s) has/have objected to the terms of the Settlement.] The Court further finds and determines that the terms of the Settlement are fair, reasonable, and adequate to the class, each class member, and the bankruptcy trustees; and that the class members and bankruptcy trustees who have not opted out will be bound by the Settlement, that the Settlement is ordered finally approved, and that all terms and provisions of the Settlement should be and hereby are ordered to be consummated.
4.    The Court finds and determines that the Net Settlement Shares to be paid to the Participating Class Members or their bankruptcy trustees as provided for by the Settlement are fair and reasonable. The Court hereby gives final approval to and orders the payment of those amounts be made to the Participating Class Members or their bankruptcy trustees out of the Net Settlement Amount in accordance with the Settlement.
5.    The Court finds and determines that payment to the California Labor and Workforce Development Agency of $30,000 as its share of the settlement of civil penalties in this case is fair, reasonable, and appropriate. The Court hereby gives final approval to and orders that the payment of that amount be paid out of the Maximum Settlement Amount in accordance with the Settlement.
6.    The Court finds and determines that the fees and expenses of Gilardi & Co., LLC, in administrating the settlement, in the amount of $______, are fair and reasonable. The Court hereby gives final approval to and orders that the payment of that amount be paid out of the Maximum Settlement Amount in accordance with the Settlement.

ORDER GRANTING FINAL APPROVAL OF CLASS SETTLEMENT

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7.    The Court determines by separate order the request by plaintiffs and class counsel to the Class Representative Payments, the Special Anaya Settlement Payment, Class Counsel Fees Payment, and Class Counsel Litigation Expenses Payment.
8.    Without affecting the finality of this order in any way, the Court retains jurisdiction of all matters relating to the interpretation, administration, implementation, effectuation, and enforcement of this order and the Settlement.
9.    Nothing in this order shall preclude any action to enforce the parties’ obligations under the Settlement or under this order, including the requirement that LoJack make payments to the Participating Class Members or the bankruptcy trustees in accordance with the Settlement.
10.    Upon completion of administration of the Settlement, the Settlement Administrator will provide written certification of such completion to the Court and counsel for the parties.
11.    Pursuant to the Settlement, all Participating Class Members and bankruptcy trustees who did not opt-out of the Settlement are permanently barred from prosecuting against LoJack, and its parents, predecessors, successors, subsidiaries, affiliates, and trusts, and all of its employees, officers, agents, attorneys, stockholders, fiduciaries, other service providers, and assigns, any of the claims released by them under the Settlement.
12.    The parties are hereby ordered to comply with the terms of the Settlement.
13.    This action is hereby ordered dismissed with prejudice, each side to bear its own costs and attorneys’ fees except as provided by the Settlement.

Dated: ______ ___, 2013.	Richard E. Rico Judge of the Superior Court

ORDER GRANTING FINAL APPROVAL OF CLASS SETTLEMENT